UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21124

Name of Fund: BlackRock New York Municipal Income Trust II (BFY)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New York

Municipal Income Trust II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2014

Date of reporting period: 08/31/2014

Item 1 – Report to Stockholders

AUGUST 31, 2014

ANNUAL REPORT

BlackRock Maryland Municipal Bond Trust (BZM)

BlackRock Massachusetts Tax-Exempt Trust (MHE)

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

BlackRock New Jersey Municipal Bond Trust (BLJ)

BlackRock New York Municipal Bond Trust (BQH)

BlackRock New York Municipal Income Quality Trust (BSE)

BlackRock New York Municipal Income Trust II (BFY)

BlackRock Virginia Municipal Bond Trust (BHV)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	AUGUST 31, 2014

Shareholder Letter

Dear Shareholder,

The latter part of 2013 was a strong period for most risk assets such as equities and high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was disrupted temporarily, however, when the U.S. debt ceiling debate led to a partial government shutdown, roiling financial markets globally until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress while facing the onset of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were relieved by a one-year extension of the U.S. debt ceiling and market-friendly comments from the Fed’s new Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk with the expectation that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings and increased merger-and-acquisition activity. Importantly, investors were comforted by reassurance from the Fed that no changes to short-term interest rates were on the horizon.

In the ongoing low-rate environment, investors looked to equities as a source of yield, pushing major indices to record levels. As stock prices continued to move higher, investors soon became wary of stretched valuations and a new theme emerged. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with recent market gains. In contrast, emerging market stocks benefited from the trend after having suffered heavy selling pressure earlier in the year.

However, asset prices tend to be more vulnerable to bad news when investors believe valuations are high. Consequently, markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained confidence in August and, although volatility ticked up, markets rebounded as low rates and an improving U.S. economy trumped full valuations and lingering geopolitical risks. Concurrently, a slowdown in Europe’s recovery fueled hopes for further monetary accommodation from the European Central Bank, driving global equities higher. Additionally, lower yields on European sovereign bonds made U.S. Treasuries more appealing by comparison, contributing to the persistence of low rates in the United States.

Despite a host of challenges, most asset classes generated solid returns for the six- and 12-month periods ended August 31, 2014, with equities generally outperforming fixed income. Emerging market equities delivered impressive gains. Developed markets also performed well, although the expensive U.S. small cap stocks lagged in 2014. Most fixed income assets produced positive results even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.84%	25.25%
U.S. small cap equities (Russell 2000® Index)	(0.06)	17.68
International equities (MSCI Europe, Australasia, Far East Index)	1.24	16.44
Emerging market equities (MSCI Emerging Markets Index)	14.52	19.98
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.35	7.07
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.74	5.66
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.21	10.55
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.89	10.57
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended August 31, 2014

Municipal Market Conditions

The latter part of 2013 was a challenging period for municipal bond performance. Heightened uncertainty as to when the U.S. Federal Reserve would begin to reduce its bond-buying stimulus program (and by how much) caused interest rates to be volatile and generally move higher. (Bond prices fall as rates rise.) Municipal bond mutual funds saw strong outflows through year end when the Fed finally announced its plan to begin the gradual reduction of stimulus in January 2014. Relieved of anxiety around policy changes, investors again sought the relative safety of municipal bonds in the new year. Surprisingly, interest rates trended lower in the first half of 2014 even as the Fed pulled back on its open-market bond purchases. Softer U.S. economic data amid one of the harshest winters on record, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in stronger demand for fixed income investments, with municipal bonds being one of the stronger performing sectors. Still, for the 12-month period ended August 31, 2014, municipal bond funds saw net outflows of approximately $11 billion (based on data from the Investment Company Institute).

High levels of interest rate volatility in the latter half of 2013, particularly on the long end of the curve, resulted in a curtailment of tax-exempt issuance during the period. However, from a historical perspective, total new issuance for the 12 months ended August 31 remained relatively strong at $305 billion (but meaningfully lower than the $354 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 40%) as issuers took advantage of lower interest rates to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of August 31, 2014
6 months : 4.21%
12 months : 10.55%

A Closer Look at Yields

From August 31, 2013 to August 31, 2014, muni yields on AAA-rated 30-year municipal bonds decreased by 142 basis points (“bps”) from 4.45% to 3.03%, while 10-year rates decreased 87 bps from 2.94% to 2.07% and 5-year rates fell 44 bps from 1.52% to 1.08% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 129 bps and the spread between 2- and 10-year maturities flattened by 74 bps.

During the same time period, U.S. Treasury rates fell by 62 bps on 30-year and 45 bps on 10-year bonds, while moving up 1 bp in 5-years. Accordingly, tax-exempt municipal bonds outperformed Treasuries across the yield curve as investors sought to reduce interest rate risk later in the period. On the short and intermediate parts of the curve, the outperformance of municipal bonds versus Treasuries was driven largely by a supply/demand imbalance within the municipal market and a rotation from long-duration assets into short- and intermediate-duration investments, which are less sensitive to interest rate movements. Additionally, municipal bonds benefited from the increased appeal of tax-exempt investing in the new higher tax rate environment. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in the low-rate environment. However, opportunities have not been as broad-based as in 2011 and 2012, warranting a more tactical approach going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 16 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	AUGUST 31, 2014

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders will benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOBs”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940 (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trust’s obligations under the TOB (including accrued interest), a TOB will not be considered a senior security and will not be subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	5

Trust Summary as of August 31, 2014	BlackRock Maryland Municipal Bond Trust

Trust Overview

BlackRock Maryland Municipal Bond Trust’s (BZM) (the “Trust”) investment objective is to provide current income exempt from regular federal income taxes and Maryland personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Maryland personal income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12-month period ended August 31, 2014, the Trust returned 21.68% based on market price and 20.39% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 17.50% based on market price and 18.73% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s duration exposure (sensitivity to interest rate movements) contributed positively to performance as municipal interest rates declined during the period (Bond prices rise when rates fall). The Trust’s exposure to long-maturity bonds also benefited performance given that the yield curve flattened, with yields falling more significantly for bonds in the 20- to 30-year maturity range than for intermediate- and short-term bonds. The income generated from coupon payments on the Trust’s portfolio of Maryland tax-exempt bonds also contributed to performance.

•	During the period, there were no material detractors from the Trust’s performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”) MKT	BZM
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2014 ($14.59)[1]	4.89%
Tax Equivalent Yield[2]	9.17%
Current Monthly Distribution per Common Share[3]	$0.0595
Current Annualized Distribution per Common Share[3]	$0.7140
Economic Leverage as of August 31, 2014[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 46.65%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

6	ANNUAL REPORT	AUGUST 31, 2014

BlackRock Maryland Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/14	8/31/13	Change	High	Low
Market Price	$14.59	$12.66	15.24%	$14.96	$11.86
Net Asset Value	$15.20	$13.33	14.03%	$15.20	$13.22

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation
	8/31/14	8/31/13
Health	20%	17%
Education	20	17
Transportation	19	19
County/City/Special District/School District	17	16
Housing	14	15
Utilities	7	12
Corporate	2	1
State	1	3
Credit Quality Allocation[1]
	8/31/14	8/31/13
AAA/Aaa	15%	15%
AA/Aa	36	40
A	23	20
BBB/Baa	11	11
BB/Ba	1	1
N/R2	14	13

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2014 and August 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $1,108,290 and $1,029,490, each representing 2%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	6%
2015	6
2016	—
2017	3
2018	8

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2014	7

Trust Summary as of August 31, 2014	BlackRock Massachusetts Tax-Exempt Trust

Trust Overview

BlackRock Massachusetts Tax-Exempt Trust’s (MHE) (the “Trust”) investment objective is to provide as high a level of current income exempt from both regular federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders’ capital. The Trust seeks to achieve its investment objective by investing primarily in Massachusetts tax-exempt obligations (including bonds, notes and capital lease obligations). The Trust invests, under normal market conditions, at least 80% of its assets in obligations that are rated investment grade at the time of investment. Under normal market conditions, the Trust invests its assets so that at least 80% of the income generated by the Trust is exempt from federal income taxes, including federal alternative minimum tax, and Massachusetts personal income taxes. The Trust invests primarily in long term municipal obligations with maturities of more than ten years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12-month period ended August 31, 2014, the Trust returned 22.42% based on market price and 20.47% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 17.50% based on market price and 18.73% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The municipal yield curve flattened during the period (i.e., rates on longer-dated bonds fell more than rates on shorter-dated securities). In this environment, the Trust’s duration (interest rate sensitivity) had a positive impact on performance (Bond prices rise when rates fall). The Trust’s longer-dated holdings in the health care, education and transportation sectors were particularly strong contributors to performance.

•	During the period, there were no material detractors from the Trust’s performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	MHE
Initial Offering Date	July 23, 1993
Yield on Closing Market Price as of August 31, 2014 ($13.75)[1]	5.45%
Tax Equivalent Yield[2]	10.16%
Current Monthly Distribution per Common Share[3]	$0.0625
Current Annualized Distribution per Common Share[3]	$0.7500
Economic Leverage as of August 31, 2014[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 46.37%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

8	ANNUAL REPORT	AUGUST 31, 2014

BlackRock Massachusetts Tax-Exempt Trust

Market Price and Net Asset Value Per Share Summary

	8/31/14	8/31/13	Change	High	Low
Market Price	$13.75	$11.91	15.45%	$15.00	$11.35
Net Asset Value	$14.02	$12.34	13.61%	$14.02	$12.22

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation
	8/31/14	8/31/13
Education	49%	53%
Health	16	21
State	13	16
Transportation	13	4
Housing	7	6
County/City/Special District/School District	2	—

Credit Quality Allocation[1]
	8/31/14	8/31/13
AAA/Aaa	11%	7%
AA/Aa	55	52
A	27	32
BBB/Baa	7	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	1%
2015	11
2016	2
2017	11
2018	6

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2014	9

Trust Summary as of August 31, 2014	BlackRock MuniHoldings New York Quality Fund, Inc.

Trust Overview

BlackRock MuniHoldings New York Quality Fund, Inc.’s (MHN) (the “Trust”) investment objective is to provide shareholders with current income exempt from federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investment grade New York municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes (“New York Municipal Bonds”), except at times when, in the judgment of its investment adviser, New York Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Trust. At all times, however, except during temporary defensive periods, the Trust invests at least 65% of its assets in New York Municipal Bonds. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations with remaining maturities of one year or more. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12-month period ended August 31, 2014, the Trust returned 15.15% based on market price and 21.74% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 15.52% based on market price and 19.01% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds (Bond prices rise when rates fall). Municipal bonds with longer durations (and greater sensitivity to interest rate movements) tended to provide the strongest returns. In this environment, The Trust’s exposure to the long end of the yield curve was a significant contributor to total return. This positioning allowed the Trust to maximize its income and also benefit from the flattening of the yield curve (wherein longer dated yields declined more than shorter maturity yields). Exposure to lower-coupon and zero-coupon bonds also drove returns, as these securities generated strong price performance due to their relatively long durations for their respective maturities.

•

The Trust’s holdings in the health care, education and transportation sectors, which were among the market’s better performing sectors in the period, contributed positively to performance. The Trust’s significant exposure to A rated bonds had a positive impact on results, as bonds in this credit tier generally outperformed. Additionally, the Trust benefited from income generated from coupon payments on its municipal bond holdings. The use of leverage allowed the Trust to enhance its level of income.

•	During the period, there were no material detractors from the Trust’s performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	MHN
Initial Offering Date	September 19, 1997
Yield on Closing Market Price as of August 31, 2014 ($13.64)[1]	6.07%
Tax Equivalent Yield[2]	12.28%
Current Monthly Distribution per Common Share[3]	$0.069
Current Annualized Distribution per Common Share[3]	$0.828
Economic Leverage as of August 31, 2014[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

10	ANNUAL REPORT	AUGUST 31, 2014

BlackRock MuniHoldings New York Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	8/31/14	8/31/13	Change	High	Low
Market Price	$13.64	$12.65	7.83%	$13.91	$12.00
Net Asset Value	$14.98	$13.14	14.00%	$14.98	$13.00

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation
	8/31/14	8/31/13
County/City/Special District/School District	25%	27%
Transportation	24	25
Education	17	17
State	12	11
Utilities	10	7
Health	6	6
Housing	4	5
Corporate	2	2
Credit Quality Allocation[1]
	8/31/14	8/31/13
AAA/Aaa	15%	15%
AA/Aa	63	47
A	19	33
BBB/Baa	2	3
BB/Ba	1	1
N/R2	— [3]	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2014 and August 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $1,044,390 and $2,043,158, each representing less than 1%, respectively, of the Trust’s long-term investments.

[3]	Representing less than 1% of the Trust’s long-term investments.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2014	9%
2015	9
2016	7
2017	11
2018	9

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2014	11

Trust Summary as of August 31, 2014	BlackRock New Jersey Municipal Bond Trust

Trust Overview

BlackRock New Jersey Municipal Bond Trust’s (BLJ) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may subject to the federal alternative minimum tax) and New Jersey gross income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12-month period ended August 31, 2014, the Trust returned 15.51% based on market price and 22.83% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 15.33% based on market price and 20.06% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The municipal yield curve flattened during the period (i.e., rates on longer-dated bonds fell more than rates on shorter-dated securities). In this environment, the Trust’s duration (interest rate sensitivity) had a positive impact on performance (Bond prices rise when rates fall). The Trust’s longer-dated holdings in the health care, education and transportation sectors were particularly strong contributors to performance.

•	During the period, there were no material detractors from the Trust’s performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	BLJ
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2014 ($14.68)[1]	6.09%
Tax Equivalent Yield[2]	11.82%
Current Monthly Distribution per Common Share[3]	$0.0745
Current Annualized Distribution per Common Share[3]	$0.8940
Economic Leverage as of August 31, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

12	ANNUAL REPORT	AUGUST 31, 2014

BlackRock New Jersey Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/14	8/31/13	Change	High	Low
Market Price	$14.68	$13.54	8.42%	$15.45	$12.88
Net Asset Value	$16.29	$14.13	15.29%	$16.29	$13.99

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation
	8/31/14	8/31/13
Transportation	26%	23%
State	21	19
Education	19	18
County/City/Special District/School District	14	14
Health	8	9
Corporate	6	9
Housing	5	7
Utilities	1	1

Credit Quality Allocation[1]
	8/31/14	8/31/13
AAA/Aaa	8%	9%
AA/Aa	39	38
A	34	36
BBB/Baa	8	6
BB/Ba	5	4
B	3	4
N/R2	3	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investm nts and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2014 and August 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $1,587,510, representing 3%, and $980,770, representing 2%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	2%
2015	—
2016	1
2017	2
2018	13

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2014	13

Trust Summary as of August 31, 2014	BlackRock New York Municipal Bond Trust

Trust Overview

BlackRock New York Municipal Bond Trust’s (BQH) (the “Trust”) investment objective is to provide current income exempt from regular federal income taxes and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12-month period ended August 31, 2014, the Trust returned 18.16% based on market price and 25.66% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 15.52% based on market price and 19.01% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds (Bond prices rise when rates fall). Municipal bonds with longer durations (and greater sensitivity to interest rate movements) tended to provide the strongest returns. In this environment, The Trust’s exposure to the long end of the yield curve was a significant contributor to total return. This positioning allowed the Trust to maximize its income and also benefit from the flattening of the yield curve (wherein longer dated yields declined more than shorter maturity yields). Exposure to lower-coupon and zero-coupon bonds also drove returns, as these securities generated strong price performance due to their relatively long durations for their respective maturities.

•

The Trust’s holdings in the health care, corporate and transportation sectors, which were among the market’s better performing sectors in the period, contributed positively to performance. The Trust’s significant exposure to A rated bonds had a positive impact on results, as bonds in this credit tier generally outperformed. Additionally, the Trust benefited from income generated from coupon payments on its municipal bond holdings. The use of leverage allowed the Trust to enhance its level of income.

•	During the period, there were no material detractors from the Trust’s performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BQH
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2014 ($13.86)[1]	5.76%
Tax Equivalent Yield[2]	11.66%
Current Monthly Distribution per Common Share[3]	$0.0665
Current Annualized Distribution per Common Share[3]	$0.7980
Economic Leverage as of August 31, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

14	ANNUAL REPORT	AUGUST 31, 2014

BlackRock New York Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/14	8/31/13	Change	High	Low
Market Price	$13.86	$12.45	11.33%	$14.12	$12.09
Net Asset Value	$15.77	$13.32	18.39%	$15.77	$13.19

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation
	8/31/14	8/31/13
County/City/Special District/School District	25%	28%
Education	22	21
Health	13	14
Transportation	12	10
Utilities	9	8
Corporate	8	10
State	6	4
Housing	5	5
Credit Quality Allocation[1]
	8/31/14	8/31/13
AAA/Aaa	14%	14%
AA/Aa	43	37
A	26	31
BBB/Baa	7	8
BB/Ba	2	2
N/R2	8	8

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2014 and August 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $1,632,166, representing 2%, and $487,168 representing 1%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	6%
2015	2
2016	4
2017	6
2018	4

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2014	15

Trust Summary as of August 31, 2014	BlackRock New York Municipal Income Quality Trust

Trust Overview

BlackRock New York Municipal Income Quality Trust’s (BSE) (the “Trust”) investment objective is to provide current income exempt from federal income tax, including the alternative minimum tax, and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (including the alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests primarily in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12-month period ended August 31, 2014, the Trust returned 15.99% based on market price and 22.65% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 15.52% based on market price and 19.01% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds (Bond prices rise when rates fall). Municipal bonds with longer durations (and greater sensitivity to interest rate movements) tended to provide the strongest returns. In this environment, the Trust’s exposure to the long end of the yield curve was a significant contributor to total return. This positioning allowed the Trust to maximize its income and also benefit from the flattening of the yield curve (wherein longer dated yields declined more than shorter maturity yields). Exposure to lower-coupon and zero-coupon bonds also drove returns, as these securities generated strong price performance due to their relatively long durations for their respective maturities.

•

The Trust’s holdings in the health care, education and transportation sectors, which were among the market’s better performing sectors in the period, contributed positively to performance. The Trust’s significant exposure to A rated bonds had a positive impact on results, as bonds in this credit tier generally outperformed. Additionally, the Trust benefited from income generated from coupon payments on its municipal bond holdings. The use of leverage allowed the Trust to enhance its level of income.

•	During the period, there were no material detractors from the Trust’s performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BSE
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2014 ($13.16)[1]	5.70%
Tax Equivalent Yield[2]	11.54%
Current Monthly Distribution per Common Share[3]	$0.0625
Current Annualized Distribution per Common Share[3]	$0.7500
Economic Leverage as of August 31, 2014[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

16	ANNUAL REPORT	AUGUST 31, 2014

BlackRock New York Municipal Income Quality Trust

Market Price and Net Asset Value Per Share Summary

	8/31/14	8/31/13	Change	High	Low
Market Price	$13.16	$12.05	9.21%	$13.40	$11.58
Net Asset Value	$14.92	$12.92	15.48%	$14.92	$12.77

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation
	8/31/14	8/31/13
County/City/Special District/School District	24%	28%
Education	21	23
Transportation	19	19
Utilities	14	11
Health	10	9
State	9	8
Housing	2	1
Corporate	1	1

Credit Quality Allocation[1]
	8/31/14	8/31/13
AAA/Aaa	19%	15%
AA/Aa	54	50
A	23	28
BBB/Baa	1	3
BB/Ba	—	2
B	2	—
N/R2	1	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2014 and August 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $1,566,585, representing 1%, and $3,000,060 representing 2%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	6%
2015	4
2016	1
2017	8
2018	9

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2014	17

Trust Summary as of August 31, 2014	BlackRock New York Municipal Income Trust II

Trust Overview

BlackRock New York Municipal Income Trust II’s (BFY) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12-month period ended August 31, 2014, the Trust returned 18.80% based on market price and 24.75% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 15.52% based on market price and 19.01% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds (Bond prices rise when rates fall). Municipal bonds with longer durations (and greater sensitivity to interest rate movements) tended to provide the strongest returns. In this environment, The Trust’s exposure to the long end of the yield curve was a significant contributor to total return. This positioning allowed the Trust to maximize its income and also benefit from the flattening of the yield curve (wherein longer dated yields declined more than shorter maturity yields). Exposure to lower-coupon and zero-coupon bonds also drove returns, as these securities generated strong price performance due to their relatively long durations for their respective maturities.

•

The Trust’s holdings in the health care, corporate and transportation sectors, which were among the market’s better performing sectors in the period, contributed positively to performance. The Trust’s significant exposure to A-rated bonds had a positive impact on results, as bonds in this credit tier generally outperformed. Additionally, the Trust benefited from income generated from coupon payments on its municipal bond holdings. The use of leverage allowed the Trust to enhance its level of income.

•	During the period, there were no material detractors from the Trust’s performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	BFY
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of August 31, 2014 ($14.02)[1]	5.99%
Tax Equivalent Yield[2]	12.12%
Current Monthly Distribution per Common Share[3]	$0.07
Current Annualized Distribution per Common Share[3]	$0.84
Economic Leverage as of August 31, 2014[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

18	ANNUAL REPORT	AUGUST 31, 2014

BlackRock New York Municipal Income Trust II

Market Price and Net Asset Value Per Share Summary

	8/31/14	8/31/13	Change	High	Low
Market Price	$14.02	$12.56	11.62%	$14.29	$12.16
Net Asset Value	$15.66	$13.36	17.22%	$15.66	$13.23

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation
	8/31/14	8/31/13
County/City/Special District/School District	23%	23%
Education	16	13
Transportation	14	11
Health	13	18
Utilities	10	8
State	9	10
Corporate	8	10
Housing	7	7

Credit Quality Allocation[1]
	8/31/14	8/31/13
AAA/Aaa	16%	13%
AA/Aa	39	33
A	30	34
BBB/Baa	5	7
BB/Ba	2	4
N/R2	8	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2014 and August 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $3,899,548, representing 3%, and $4,256,744, representing 4%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	3%
2015	6
2016	5
2017	10
2018	4

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2014	19

Trust Summary as of August 31, 2014	BlackRock Virginia Municipal Bond Trust

Trust Overview

BlackRock Virginia Municipal Bond Trust’s (BHV) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Virginia personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Virginia personal income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12-month period ended August 31, 2014, the Trust returned 16.06% based on market price and 20.31% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 17.50% based on market price and 18.73% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s duration exposure (sensitivity to interest rate movements) contributed positively to performance as municipal interest rates declined during the period (Bond prices rise when rates fall). The Trust’s exposure to long-maturity bonds also benefited performance given that the yield curve flattened, with yields falling more significantly for bonds in the 20- to 30-year maturity range than for intermediate- and short-term bonds. The income generated from coupon payments on the Trust’s portfolio of Virginia tax-exempt bonds also contributed to performance.

•	During the period, there were no material detractors from the Trust’s performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	BHV
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2014 ($16.35)[1]	5.25%
Tax Equivalent Yield[2]	9.84%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Economic Leverage as of August 31, 2014[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 46.65%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

20	ANNUAL REPORT	AUGUST 31, 2014

BlackRock Virginia Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/14	8/31/13	Change	High	Low
Market Price	$16.35	$14.91	9.66%	$17.10	$14.15
Net Asset Value	$15.95	$14.03	13.68%	$15.95	$13.92

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation
	8/31/14	8/31/13
Health	23%	20%
Education	18	18
County/City/Special District/School District	16	9
Transportation	15	15
Housing	11	12
State	6	9
Utilities	6	9
Corporate	5	8

Credit Quality Allocation[1]
	8/31/14	8/31/13
AAA/Aaa	21%	20%
AA/Aa	47	45
A	13	15
BBB/Baa	7	7
N/R2	12	13

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2014 and August 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $2,784,940 and $2,638,768, each representing 7%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	7%
2015	—
2016	1
2017	4
2018	19

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2014	21

Schedule of Investments August 31, 2014	BlackRock Maryland Municipal Bond Trust (BZM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland — 131.8%
Corporate — 2.7%
Maryland EDC, Refunding RB:
CNX Marine Terminals, Inc., 5.75%, 9/01/25	$500	$550,085
Potomac Electric Power Co., 6.20%, 9/01/22	250	299,577

		849,662
County/City/Special District/School District — 26.4%
City of Annapolis Maryland, Tax Allocation, Park Place Project, Series A, 5.35%, 1/01/15 (a)	466	478,782
City of Baltimore Maryland, RB, Special Tax, Harborview Lot No. 2, 6.50%, 7/01/31	923	925,271
County of Anne Arundel Maryland Consolidated Special Taxing District, 5.25%, 7/01/44 (b)	250	250,745
County of Anne Arundel Maryland Consolidated Special Taxing District, Refunding, Special Tax, The Villages of Dorchester and Farmington Project, 5.00%, 7/01/32	500	560,205
County of Frederick Maryland, GO, Series A, 5.00%, 8/01/24	375	469,841
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	250	275,208
County of Montgomery Maryland, GO, Refunding, Consolidated Public Improvement, Series A, 5.00%, 7/01/26	400	464,448
County of Prince George’s Maryland, Remarketing, National Harbor Project, 5.20%, 7/01/34	1,500	1,509,825
State of Maryland, GO, Refunding, State & Local Facilities Loan, 3rd Series C, 5.00%, 11/01/20	500	605,890
State of Maryland, GO, State & Local Facilities Loan:
1st Series B, 5.00%, 3/15/19 (a)	250	294,825
2nd Series B, 3.00%, 8/01/27	2,425	2,484,946

		8,319,986
Education — 30.2%
County of Anne Arundel Maryland, Refunding RB, Maryland Economic Development, Anne Arundel Community College Project:
4.00%, 9/01/27	510	547,434
3.25%, 9/01/28	360	360,745
Maryland EDC, Refunding RB, University Village at Sheppard Pratt, 5.00%, 7/01/33	1,000	1,060,450
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Goucher College, Series A, 5.00%, 7/01/34	1,000	1,099,850
Johns Hopkins University Project, Series A, 5.00%, 7/01/27	1,000	1,198,980
Johns Hopkins University Project, Series A, 4.00%, 7/01/37	500	522,575
Loyola University Maryland, Series A, 5.00%, 10/01/39	900	983,754
Maryland Institute College of Art, 5.00%, 6/01/29	500	555,550
Notre Dame Maryland University, 5.00%, 10/01/42	1,000	1,059,980
Municipal Bonds	Par (000)	Value
Maryland (continued)
Education (concluded)
Maryland Industrial Development Financing Authority, RB, Our Lady of Good Counsel School, Series A, 6.00%, 5/01/15 (a)	$1,000	$1,037,690
University System of Maryland, RB, Auxiliary Facility and Tuition, Series A, 5.00%, 4/01/24	400	500,464
University System of Maryland, Refunding RB, Series D, 5.00%, 10/01/21	500	609,935

		9,537,407
Health — 31.6%
City of Gaithersburg Maryland, Refunding RB, Asbury Maryland Obligation, Series B, 6.00%, 1/01/23	250	281,087
County of Howard Maryland, RB, Series A, 5.00%, 6/01/44	550	589,897
County of Howard Maryland, Refunding RB, Vantage House Facility, Series A, 5.25%, 4/01/33	550	516,725
County of Howard Maryland, Tax Allocation Bonds, Annapolis Junction Town Center Project, 6.10%, 2/15/44	250	267,990
County of Montgomery Maryland, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/40	1,000	1,097,340
Maryland Health & Higher Educational Facilities Authority, RB, Ascension Health Alliance, Series B, 5.00%, 11/15/51	1,000	1,098,830
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Anne Arundel Health System, 5.00%, 7/01/27	500	566,015
Anne Arundel Health System, 5.00%, 7/01/40	1,000	1,058,880
Charlestown Community Project, 6.25%, 1/01/41	1,000	1,108,290
Frederick Memorial Hospital, Series A, 4.00%, 7/01/38	1,250	1,240,450
University of Maryland Medical System, 5.13%, 7/01/39	1,000	1,063,470
University of Maryland Medical System, Series A, 5.00%, 7/01/43	1,000	1,088,060

		9,977,034
Housing — 15.0%
Maryland Community Development Administration, HRB:
Series A, 4.05%, 7/01/42	1,220	1,244,022
Series H, AMT, 5.10%, 9/01/37	1,000	1,021,670
Maryland Community Development Administration, RB, Residential:
5.05%, 9/01/39	500	524,155
4.75%, 9/01/39	150	155,587
Maryland Community Development Administration, Refunding RB, Residential, 5.25%, 9/01/35	1,645	1,780,318

		4,725,752

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	COP	Certificates of Participation	LRB	Lease Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	EDA	Economic Development Authority	M/F	Multi-Family
AMBAC	American Municipal Bond Assurance Corp.	EDC	Economic Development Corp.	NPFGC	National Public Finance Guarantee Corp.
AMT	Alternative Minimum Tax (subject to)	ERB	Education Revenue Bonds	PILOT	Payment in Lieu of Taxes
ARB	Airport Revenue Bonds	FHA	Federal Housing Administration	Radian	Radian Guaranty, Inc.
BARB	Building Aid Revenue Bonds	GO	General Obligation Bonds	RB	Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.	HDA	Housing Development Authority	S/F	Single-Family
BOCES	Board of Cooperative Educational Services	HFA	Housing Finance Agency	SONYMA	State of New York Mortgage Agency
CAB	Capital Appreciation Bonds	HRB	Housing Revenue Bonds	Syncora	Syncora Guarantee
CIFG	CDC IXIS Financial Guaranty	IDA	Industrial Development Authority

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock Maryland Municipal Bond Trust (BZM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland (concluded)
Transportation — 15.0%
Maryland EDC, RB:
Term Project, Series B, 5.75%, 6/01/35	$500	$535,925
Transportation Facilities Project, Series A, 5.75%, 6/01/35	500	535,925
Maryland State Department of Transportation, RB, Consolidated, 4.00%, 5/15/22	1,000	1,113,570
Maryland State Transportation Authority, RB, Baltimore/Washington International Thurgood Marshall Airport Project, Series A, AMT, 4.00%, 6/01/29	1,925	2,014,590
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington International Thurgood Marshall Airport Project, Series B, AMT, 5.00%, 3/01/23	445	516,151

		4,716,161
Utilities — 10.9%
City of Baltimore Maryland, RB:
Wastewater Project, Series C, 5.00%, 7/01/38	1,000	1,139,940
Water Project, Series A, 5.00%, 7/01/43	1,000	1,134,770
County of Montgomery Maryland, RB, Water Quality Protection Charge, Series A:
5.00%, 4/01/31	500	579,355
5.00%, 4/01/32	500	577,840

		3,431,905
Total Municipal Bonds in Maryland		41,557,907

District of Columbia — 3.6%
Transportation — 3.6%
Washington Metropolitan Area Transit Authority, Refunding RB, Series A, 5.13%, 7/01/32	1,000	1,147,420

Guam — 2.3%
State — 2.3%
Territory of Guam, RB, Series A:
Business Privilege Tax Bonds, 5.13%, 1/01/42	250	267,720
Limited Obligation Bonds, Section 30, 5.63%, 12/01/29	410	452,919
Total Municipal Bonds in Guam		720,639
Municipal Bonds	Par (000)	Value
Multi-State — 6.4%
Housing — 6.4%
Centerline Equity Issuer Trust, Series B-2, 7.20%, 11/15/14 (c)(d)	$2,000	$2,020,560
Total Municipal Bonds — 144.1%		45,446,526

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Maryland — 10.6%
Transportation — 10.6%
State of Maryland Transportation Authority, RB, Transportation Facilities Project (AGM), 5.00%, 7/01/41	3,000	3,339,750
Total Long-Term Investments (Cost — $46,627,067) — 154.7%		48,786,276

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (f)(g)	23,789	23,789
Total Short-Term Securities (Cost — $23,789) — 0.1%		23,789
Total Investments (Cost — $46,650,856) — 154.8%		48,810,065
Other Assets Less Liabilities — 0.7%		224,794
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.8)%		(1,500,283)
VRDP Shares, at Liquidation Value — (50.7)%		(16,000,000)

Net Assets Applicable to Common Shares — 100.0%		$31,534,576

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Stifel, Nicolaus & Co.	$250,745	$745

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(e)	Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at August 31, 2014	Income
FFI Institutional Tax-Exempt Fund	421,659	(397,870)	23,789	$306

(g)	Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	23

Schedule of Investments (concluded)	BlackRock Maryland Municipal Bond Trust (BZM)

•	Financial futures contracts outstanding as of August 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(17)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$2,138,281	$(3,610)

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$48,786,276	—	$48,786,276
Short-Term Securities	$23,789	—	—	23,789

Total	$23,789	$48,786,276	—	$48,810,065

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(3,610)	—	—	$(3,610)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$41,000	—	—	$41,000
Liabilities:
TOB trust certificates	—	$(1,500,000)	—	(1,500,000)
VRDP Shares	—	(16,000,000)	—	(16,000,000)

Total	$41,000	$(17,500,000)	—	$(17,459,000)

There were no transfers between levels during the year ended August 31, 2014.

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments August 31, 2014	BlackRock Massachusetts Tax-Exempt Trust (MHE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Massachusetts — 153.1%
County/City/Special District/School District — 3.5%
Town of Holyoke Massachusetts, GO, Refunding, 5.00%, 9/01/26	$1,000	$1,173,490
Education — 74.9%
Massachusetts Development Finance Agency, RB:
Boston University, Series T-1 (AMBAC), 5.00%, 10/01/39	1,000	1,037,810
Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	250	282,855
Mount Holyoke College, Series B, 5.00%, 7/01/41	500	545,875
Smith College, 5.00%, 7/01/35	2,000	2,064,260
Wellesley College, Series J, 5.00%, 7/01/42	1,950	2,195,895
WGBH Educational Foundation, Series A (AMBAC), 5.75%, 1/01/42	650	809,172
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	1,500	1,765,095
Clark University (Syncora), 5.13%, 10/01/35	500	518,750
Emerson College, Series A, 5.00%, 1/01/40	200	210,896
Trustees of Deerfield Academy, 5.00%, 10/01/40	1,675	1,867,022
Wheelock College, Series C, 5.25%, 10/01/37	1,000	1,029,210
Williston Northampton School Project (Syncora), 5.00%, 10/01/25	500	509,340
Worcester Polytechnic Institute (NPFGC), 5.00%, 9/01/27	1,985	2,180,880
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 1/01/27	1,000	1,109,890
Massachusetts Health & Educational Facilities Authority, RB:
Northeastern University, Series R, 5.00%, 10/01/33	225	250,085
Tufts University, Series O, 5.38%, 8/15/38	1,000	1,138,930
Massachusetts Health & Educational Facilities Authority, Refunding RB:
Berklee College of Music, Series A, 5.00%, 10/01/37	1,000	1,096,740
Harvard University, Series A, 5.50%, 11/15/36	100	116,513
Harvard University, Series B, 5.00%, 10/01/38	400	447,020
Northeastern University, Series T-1, 5.00%, 10/01/31	500	561,410
Northeastern University, Series T-2, 5.00%, 10/01/32	500	557,645
Springfield College, 5.63%, 10/15/40	500	539,470
Tufts University, Series M, 5.50%, 2/15/27	1,000	1,289,230
Massachusetts State College Building Authority, RB, Series A (AMBAC), 5.00%, 5/01/16 (a)	1,000	1,078,390
Massachusetts State College Building Authority, Refunding RB, Series B (Syncora), 5.50%, 5/01/39	825	1,063,532
University of Massachusetts Building Authority, RB, Senior-Series 2, 5.00%, 11/01/39	500	563,865

		24,829,780
Health — 24.5%
Massachusetts Development Finance Agency, RB, 1st Mortgage, Edgecombe Project, Series A, 6.75%, 7/01/21	660	661,676
Massachusetts Development Finance Agency, Refunding RB:
Carleton-Willard Village, 5.63%, 12/01/30	500	541,090
Partners Healthcare System, Series L, 5.00%, 7/01/36	1,000	1,127,400
Seven Hills Foundation & Affiliates (Radian), 5.00%, 9/01/35	240	240,838
Massachusetts Health & Educational Facilities Authority, RB:
Cape Cod Healthcare Obligated Group, Series D (AGC), 5.00%, 11/15/31	1,000	1,111,580
Caregroup, Series E-1, 5.00%, 7/01/28	500	527,990
Municipal Bonds	Par (000)	Value
Massachusetts (concluded)
Health (concluded)
Massachusetts Health & Educational Facilities Authority, RB (concluded):
Children’s Hospital, Series M, 5.25%, 12/01/39	$600	$682,662
Children’s Hospital, Series M, 5.50%, 12/01/39	500	574,485
Lahey Clinic Medical Center, Series D, 5.25%, 8/15/37	1,000	1,053,990
Southcoast Health Obligation Group, Series D, 5.00%, 7/01/39	500	530,580
Massachusetts Health & Educational Facilities Authority, Refunding RB, Winchester Hospital, Series H, 5.25%, 7/01/38	1,000	1,071,450

		8,123,741
Housing — 11.3%
Massachusetts HFA, RB, M/F Housing, Series A (FHA), 5.25%, 12/01/35	185	202,036
Massachusetts HFA, Refunding RB, AMT:
Series C, 5.00%, 12/01/30	490	510,590
Series C, 5.35%, 12/01/42	2,000	2,081,100
Series F, 5.70%, 6/01/40	910	954,308

		3,748,034
State — 19.8%
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A, 5.25%, 7/01/29	730	940,766
Massachusetts School Building Authority, RB:
Dedicated Sales Tax, Senior, Series A, 5.00%, 5/15/43	500	568,740
Dedicated Sales Tax, Series A (AGM), 5.00%, 8/15/15 (a)	1,000	1,046,640
Senior Series B, 5.00%, 10/15/41	1,000	1,137,560
Massachusetts State College Building Authority, RB, Series A, 5.50%, 5/01/39	2,500	2,858,400

		6,552,106
Transportation — 19.1%
Commonwealth of Massachusetts, RB, Series A, 5.00%, 6/15/27	1,000	1,191,780
Commonwealth of Massachusetts, Refunding RB, Series A, 5.00%, 6/01/38	500	565,615
Massachusetts Department of Transportation, Refunding RB, Senior Series B:
5.00%, 1/01/32	1,120	1,237,264
5.00%, 1/01/37	1,000	1,092,790
Massachusetts Port Authority, RB, Series A, AMT, 5.00%, 7/01/42	1,000	1,091,270
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 7/01/36	1,000	1,153,590

		6,332,309
Total Municipal Bonds (Cost — $46,788,519) — 153.1%		50,759,460

Short-Term Securities	Shares
BIF Massachusetts Municipal Money Fund, 0.00% (b)(c)	291,104	291,104
Total Short-Term Securities (Cost — $291,104) — 0.9%		291,104
Total Investments (Cost — $47,079,623) — 154.0%		51,050,564
Other Assets Less Liabilities — 1.8%		588,500
VRDP Shares, at Liquidation Value — (55.8)%		(18,500,000)

Net Assets Applicable to Common Shares — 100.0%		$33,139,064

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	25

Schedule of Investments (concluded)	BlackRock Massachusetts Tax-Exempt Trust (MHE)

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at August 31, 2014	Income
BIF Massachusetts Municipal Money Fund	5	291,099	291,104	—

(c)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of August 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(22)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$2,767,188	$(4,671)

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$50,759,460	—	$50,759,460
Short-Term Securities	$291,104	—	—	291,104

Total	$291,104	$50,759,460	—	$51,050,564

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(4,671)	—	—	$(4,671)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash	$16,250	—	—	$16,250
Cash pledged for financial futures contracts	51,000	—	—	51,000
Liabilities:
VRDP Shares	—	$(18,500,000)	—	(18,500,000)

Total	$67,250	$(18,500,000)	—	$(18,432,750)

There were no transfers between levels during the year ended August 31, 2014.

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments August 31, 2014	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 136.6%
Corporate — 3.6%
City of New York New York Industrial Development Agency, Refunding RB, AMT:
Terminal One Group Association Project, 5.50%, 1/01/24 (a)	$1,500	$1,586,220
Transportation Infrastructure Properties LLC, Series A, 5.00%, 7/01/28	820	884,395
County of Suffolk New York Industrial Development Agency, RB, KeySpan Generation LLC, Port Jefferson, AMT, 5.25%, 6/01/27	4,340	4,361,873
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	5,500	6,578,220
New York State Energy Research & Development Authority, Refunding RB, Brooklyn Union Gas/Keyspan, Series A, AMT (NPFGC), 4.70%, 2/01/24	3,340	3,500,754

		16,911,462
County/City/Special District/School District — 35.0%
City of New York New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/35	19,150	19,893,977
5.00%, 11/15/44	5,605	5,832,395
City of New York New York, GO:
Fiscal 2012, Sub-Series D-1, 5.00%, 10/01/33	4,175	4,734,534
Fiscal 2014, Sub-Series D-1, 15.00%, 8/01/31	945	1,091,966
Series A-1, 5.00%, 8/01/35	2,350	2,652,210
Sub-Series A-1, 5.00%, 10/01/34	1,630	1,841,313
City of New York New York, GO, Refunding:
Series E, 5.50%, 8/01/25	5,500	6,807,570
Series E, 5.00%, 8/01/30	2,000	2,302,120
Series E, 5.00%, 8/01/32	2,000	2,302,580
Series I, 5.00%, 8/01/32	490	558,634
City of New York New York Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	6,505	7,611,696
5.00%, 7/01/33	1,375	1,558,521
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/39 (b)	1,380	475,672
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	800	932,416
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/31	3,500	3,593,765
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/36	6,640	6,789,466
Yankee Stadium Project (NPFGC), 5.00%, 3/01/36	2,200	2,252,228
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	9,500	9,690,475
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
(NPFGC), 5.00%, 2/01/33	1,015	1,018,816
Sub-Series A-1, 5.00%, 11/01/38	950	1,081,718
Sub-Series B-1, 5.00%, 11/01/35	2,100	2,423,568
Sub-Series B-1, 5.00%, 11/01/36	1,690	1,942,773
City of New York New York Transitional Finance Authority Future Tax Secured, Refunding RB (NPFGC), 5.00%, 11/15/26	180	180,711
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	1,000	1,103,570
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A, 5.25%, 5/01/31	1,000	1,164,290
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	2,350	2,497,040
(AGC), 5.00%, 2/15/47	305	324,084
(AGC), 5.00%, 2/15/47	7,370	7,831,141
(AGM), 5.00%, 2/15/47	7,530	8,001,152
(NPFGC), 4.50%, 2/15/47	11,905	12,478,940
(NPFGC), 5.00%, 2/15/47	1,500	1,593,855
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	1,710	1,911,404
4 World Trade Center Project, 5.00%, 11/15/44	4,000	4,454,760
4 World Trade Center Project, 5.75%, 11/15/51	2,080	2,408,869
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	885	952,393
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	3,530	3,937,821
Sales Tax Asset Receivable Corp., Refunding RB, Series A (AMBAC):
5.25%, 10/15/27	2,500	2,515,800
5.00%, 10/15/32	21,175	21,295,274
Syracuse New York Industrial Development Agency, RB, PILOT, Carousel Center Project, Series A, AMT (Syncora), 5.00%, 1/01/36	3,100	3,133,511

		163,173,028
Education — 22.6%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	4,975	5,263,998
Build New York City Resource Corp., Refunding RB, Series A, 5.00%, 6/01/43 (c)	450	508,932
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of National History, 5.00%, 7/01/37	1,775	2,049,255
American Museum of National History, 5.00%, 7/01/41	750	858,375
Carnegie Hall, 4.75%, 12/01/39	3,150	3,312,634
Carnegie Hall, 5.00%, 12/01/39	1,850	1,973,820
Wildlife Conservation Society, 5.00%, 8/01/42	2,840	3,168,588
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	5,535	6,015,217
County of Madison New York Industrial Development Agency, RB, Colgate University Project, Series A (AMBAC), 5.00%, 7/01/30	4,000	4,079,000
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	1,240	1,402,452
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/29	1,135	1,285,138
5.00%, 12/01/36	1,100	1,223,486
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	715	755,762
5.00%, 7/01/42	445	467,028
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project:
6.00%, 9/01/34	300	351,726
5.38%, 9/01/41	125	139,820

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	27

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM):
5.50%, 7/01/33	$500	$561,215
5.25%, 7/01/36	700	769,069
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	500	568,380
Dobbs Ferry Local Development Corp., RB, Mercy College Project, 5.00%, 7/01/39	750	833,025
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	1,770	2,056,351
Fordham University, Series A, 5.00%, 7/01/28	175	198,223
Fordham University, Series A, 5.50%, 7/01/36	1,375	1,556,074
General Purpose, Series A, 5.00%, 2/15/36	4,500	5,106,915
Mount Sinai School of Medicine, 5.13%, 7/01/39	1,000	1,064,380
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	3,500	4,554,655
New York University, Series B, 5.00%, 7/01/34	400	453,104
New York University, Series B, 5.00%, 7/01/42	3,000	3,354,000
New York University, Series C, 5.00%, 7/01/38	2,000	2,237,540
Siena College, 5.13%, 7/01/39	1,345	1,440,213
State University Dormitory Facilities, Series A, 5.00%, 7/01/35	750	849,082
State University Dormitory Facilities, Series A, 5.00%, 7/01/40	1,500	1,641,855
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	1,500	1,652,985
The New School (AGM), 5.50%, 7/01/43	3,265	3,671,166
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	1,000	1,159,860
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,144,360
Fordham University, 4.13%, 7/01/39	740	763,510
Fordham University, 5.00%, 7/01/44	1,900	2,132,047
New York University Mount Sinai School of Medicine (NPFGC), 5.00%, 7/01/35	4,500	4,725,450
New York University, Series A, 5.00%, 7/01/31	3,000	3,420,720
New York University, Series A, 5.00%, 7/01/37	4,180	4,728,750
Rochester Institute of Technology, 4.00%, 7/01/31	3,300	3,451,338
Rochester Institute of Technology, 5.00%, 7/01/38	500	551,725
Rochester Institute of Technology, 5.00%, 7/01/42	750	825,967
Rockefeller University, Series B, 4.00%, 7/01/38	1,550	1,626,539
St. John’s University, Series A, 5.00%, 7/01/27	370	423,983
St. John’s University, Series A, 5.00%, 7/01/28	500	568,625
State University Dormitory Facilities, Series A, 5.25%, 7/01/31	4,755	5,476,381
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	6,435	7,384,613
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	1,490	1,670,201

		105,477,532
Health — 9.4%
City of New York New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	1,800	1,994,418
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 4/01/34	500	553,815
Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A, 5.00%, 12/01/37	1,180	1,275,993
County of Monroe New York Industrial Development Corp., Refunding RB:
Rochester General Hospital Project, Series B, 3.60%, 12/01/32	795	787,400
Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	5,925	6,958,201
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,500	1,637,580
State of New York Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	2,250	2,530,958
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/36	5,500	6,024,315
Montefiore Hospital (NPFGC) (FHA), 5.00%, 8/01/33	1,000	1,013,270
New York University Hospitals Center, Series A, 5.75%, 7/01/31	2,680	3,015,375
New York University Hospitals Center, Series A, 6.00%, 7/01/40	1,800	2,029,608
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/37	1,825	1,989,177
North Shore-Long Island Jewish Obligated Group, Series C, 4.25%, 5/01/39	1,000	1,032,350
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	685	707,160
State of New York Dormitory Authority, Refunding RB:
New York University Hospitals Center, Series A, 5.00%, 7/01/36	1,000	1,042,910
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	2,000	2,187,000
North Shore-Long Island Jewish Obligated Group, Series A, 5.25%, 5/01/34	7,375	8,155,201
St. Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/15 (d)	1,000	1,044,390

		43,979,121
Housing — 5.1%
City of New York New York Housing Development Corp., RB, M/F Housing, AMT:
Series A-1-A, 5.00%, 11/01/30	750	771,983
Series A-1-A, 5.45%, 11/01/46	1,335	1,362,915
Series C, 5.00%, 11/01/26	1,250	1,271,788
Series C, 5.05%, 11/01/36	2,000	2,054,040
Series H-1, 4.70%, 11/01/40	1,000	1,009,600
Series H-2-A, 5.20%, 11/01/35	835	857,119
Series H-2-A, 5.35%, 5/01/41	600	622,254
City of Yonkers New York Industrial Development Agency, RB, Monastery Manor Associates LP Project, AMT (SONYMA), 5.25%, 4/01/37	2,000	2,013,180
State of New York HFA, RB:
Affordable Housing, Series E (SONYMA), 3.50%, 11/01/42	4,225	4,121,149
St. Philip’s Housing, Series A, AMT (Fannie Mae), 4.65%, 11/15/38	1,000	1,009,770
State of New York Mortgage Agency, RB, S/F Housing, 49th Series, 4.00%, 10/01/43	2,000	2,045,780
State of New York Mortgage Agency, Refunding RB:
48th Series, 3.70%, 10/01/38	3,210	3,243,512
S/F Housing, 143rd Series, AMT, 4.85%, 10/01/27	1,085	1,135,941
S/F Housing, 143rd Series, AMT (NPFGC), 4.85%, 10/01/27	2,000	2,063,580

		23,582,611

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
State — 15.8%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	$1,510	$1,566,927
Fiscal 2009, Series S-1 (AGC), 5.50%, 7/15/38	4,000	4,568,040
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	3,000	3,444,120
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/39	1,250	1,432,788
Series S-2 (AGM) (NPFGC), 5.00%, 1/15/37	3,750	4,045,012
Series S-2 (NPFGC), 4.25%, 1/15/34	4,000	4,090,680
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund:
Series B, 5.00%, 11/15/34	2,500	2,828,975
Sub-Series B-1, 5.00%, 11/15/31	4,000	4,597,840
State of New York Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 3/15/37	3,000	3,367,920
General Purpose, Series B, 5.00%, 3/15/42	5,000	5,563,500
General Purpose, Series E, 5.00%, 2/15/31	2,645	3,020,934
Master BOCES Program Lease (AGC), 5.00%, 8/15/28	250	278,530
Mental Health Services Facilities Improvement, Series B (AGM), 5.00%, 2/15/33	4,500	5,018,760
School Districts Financing Program, Series C (AGM), 5.00%, 10/01/37	2,500	2,747,400
Series C, 5.00%, 12/15/31	2,320	2,531,282
State of New York Dormitory Authority, Refunding RB:
School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	5,000	5,574,050
School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	450	494,532
Secured Hospital, North General Hospital (Syncora), 5.75%, 2/15/17	2,000	2,007,680
State of New York Thruway Authority, RB:
2nd General Highway & Bridge Trust, Series A (AMBAC), 5.00%, 4/01/26	8,700	9,279,855
2nd General Highway & Bridge Trust, Series B, 5.00%, 4/01/27	1,000	1,106,790
Transportation, Series A, 5.00%, 3/15/32	2,740	3,150,315
State of New York Thruway Authority, Refunding RB, 2nd General Highway & Bridge Trust, Series A, 5.00%, 4/01/32	1,000	1,131,910
State of New York Urban Development Corp., RB, State Personal Income Tax, Series A, 3.50%, 3/15/28	1,660	1,725,603

		73,573,443
Transportation — 33.2%
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/27	1,000	1,171,200
Series A, 5.00%, 11/15/30	5,500	6,319,335
Series A-1, 5.25%, 11/15/33	1,620	1,888,677
Series A-1, 5.25%, 11/15/34	1,620	1,878,844
Series B, 5.25%, 11/15/44	1,000	1,135,910
Series C, 6.50%, 11/15/28	6,015	7,324,044
Series D, 5.25%, 11/15/41	2,000	2,227,980
Series E, 5.00%, 11/15/38	8,750	9,724,400
Series H, 5.00%, 11/15/25	1,000	1,188,700
Sub-Series B, 5.00%, 11/15/25	1,000	1,197,360
Metropolitan Transportation Authority, Refunding RB, Series D, 5.00%, 11/15/30	885	1,010,166
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	11,500	13,102,525
Niagara Falls Bridge Commission, Refunding RB, Toll Bridge System, Series A (AGC), 4.00%, 10/01/19	1,600	1,731,584
Port Authority of New York & New Jersey, ARB:
Consolidated, 37th Series, AMT (AGM), 5.13%, 7/15/30	2,500	2,532,750
Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (concluded)
Port Authority of New York & New Jersey, ARB (concluded):
Consolidated, 163rd Series, 5.00%, 7/15/35	2,500	2,853,750
Consolidated, 183rd Series, 4.00%, 6/15/44	7,750	8,003,657
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 6.25%, 12/01/15	7,830	8,147,037
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.90%, 12/01/17	4,000	4,007,520
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	19,725	19,847,689
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	1,000	1,123,550
179th Series, 5.00%, 12/01/38	1,390	1,581,834
Consolidated, 146th Series, AMT (AGM), 4.50%, 12/01/34	5,000	5,109,500
Consolidated, 147th Series, AMT, 4.75%, 4/15/37	2,250	2,316,510
Consolidated, 177th Series, AMT, 4.00%, 1/15/43	1,100	1,117,204
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	750	823,935
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 177th Series, AMT, 3.50%, 7/15/35	1,600	1,546,448
State of New York Thruway Authority, Refunding RB:
General, Series G (AGM), 4.75%, 1/01/29	1,250	1,289,325
General, Series G (AGM), 4.75%, 1/01/30	1,030	1,062,043
General, Series G (AGM), 5.00%, 1/01/32	15,450	15,998,011
General, Series I, 5.00%, 1/01/24	1,000	1,178,390
General, Series I, 5.00%, 1/01/37	5,635	6,270,121
General, Series I, 5.00%, 1/01/42	4,270	4,718,991
Series F (AMBAC), 5.00%, 1/01/15 (d)	3,330	3,385,145
Series F (AMBAC), 5.00%, 1/01/30	1,670	1,692,278
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32 (b)	7,400	3,795,534
General, Remarketing, Series A, 5.00%, 11/15/36	1,000	1,136,760
Series C, 5.00%, 11/15/38	1,385	1,559,510
Sub-Series A, 5.00%, 11/15/28	2,500	2,918,775
Sub-Series A, 5.00%, 11/15/29	875	1,013,329

		154,930,321
Utilities — 11.9%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Series B, 5.00%, 6/15/36	3,500	3,719,345
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series BB, 5.00%, 6/15/31	1,000	1,137,770
Series DD, 5.00%, 6/15/32	5,750	6,424,302
Series FF, 5.00%, 6/15/31	1,500	1,711,020
Long Island Power Authority, RB, Series A:
General, Electric Systems (AGM), 5.00%, 5/01/36	2,375	2,576,400
(AMBAC), 5.00%, 9/01/14 (d)	3,000	3,000,810
Long Island Power Authority, Refunding RB:
Electric Systems, Series A (AGC), 5.75%, 4/01/39	1,000	1,158,880
General, Electric Systems, Series A (AGC), 6.00%, 5/01/33	1,500	1,767,075
General, Series B (AGM), 5.00%, 12/01/35	3,500	3,707,445

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	29

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Utilities (concluded)
State of New York Environmental Facilities Corp., RB, Long Island Water Corp. Project, Series A, AMT (NPFGC), 4.90%, 10/01/34	$6,000	$6,025,260
State of New York Environmental Facilities Corp., Refunding RB, Revolving Funds New York City Municipal Water, 2nd General Resolution, Series B, 5.00%, 6/15/36	3,200	3,662,336
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	2,580	2,905,132
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	15,490	17,782,675

		55,578,450
Total Municipal Bonds in New York		637,205,968

Guam — 0.3%
Utility — 0.3%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/37	1,175	1,268,189

Puerto Rico — 0.7%
Housing — 0.7%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	3,300	3,456,915
Total Municipal Bonds — 137.6%		641,931,072

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New York — 22.6%
County/City/Special District/School District — 5.7%
City of New York New York, GO:
Sub-Series C-3 (AGC), 5.75%, 8/15/28 (f)	10,000	11,768,200
Sub-Series I-1, 5.00%, 3/01/36	2,500	2,837,800
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	1,650	1,856,926
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (f)	6,000	6,917,922
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	2,610	2,978,976

		26,359,824
Education — 4.8%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	1,981	2,267,665
State of New York Dormitory Authority, New York University, Series A, LRB, State University Dormitory Facilities:
5.25%, 7/01/29	5,000	5,706,150
5.00%, 7/01/35	4,448	5,052,310
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (concluded)
Education (concluded)
State of New York Dormitory Authority, RB:
(AMBAC), 5.00%, 7/01/37	2,999	3,293,216
Series A, 5.00%, 7/01/38	5,498	6,138,632

		22,457,973
State — 3.2%
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	5,000	5,830,900
State of New York Dormitory Authority, RB, Series C:
General Purpose, 5.00%, 3/15/41	2,500	2,771,550
Mental Health Services Facilities, AMT (AGM), 5.40%, 2/15/33	5,458	6,140,815

		14,743,265
Transportation — 5.6%
Metropolitan Transportation Authority, RB, Dedicated Tax, Series A (NPFGC), 5.00%, 11/15/31	7,002	7,543,053
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/25	8,005	9,221,980
State of New York Thruway Authority, Refunding RB, General, Series H (AGM), 5.00%, 1/01/37	8,500	9,359,945

		26,124,978
Utilities — 3.3%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	4,004	4,615,196
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	7,151	8,133,554
Series FF-2, 5.50%, 6/15/40	2,400	2,757,535

		15,506,285
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 22.6%		105,192,325
Total Long-Term Investments (Cost — $695,945,944) — 160.2%		747,123,397

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (g)(h)	8,416,390	8,416,390
Total Short-Term Securities (Cost — $8,416,390) — 1.8%		8,416,390
Total Investments (Cost — $704,362,334) — 162.0%		755,539,787
Other Assets Less Liabilities — 1.3%		6,373,634
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.1)%		(51,901,905)
VRDP Shares, at Liquidation Value — (52.2)%		(243,600,000)

Net Assets Applicable to Common Shares — 100.0%		$466,411,516

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Zero-coupon bond.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Morgan Stanley & Co. LLC	$508,932	$7,592

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (concluded)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

(d)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from February 15, 2017 to February 15, 2019 is $8,472,296.

(g)	Represents the current yield as of report date.

(h)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at August 31, 2014	Income	Realized Gain
BIF New York Municipal Money Fund	9,101,817	(685,427)	8,416,390	—	$568

•	Financial futures contracts outstanding as of August 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(454)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$57,104,688	$(96,401)

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$747,123,397	—	$747,123,397
Short-Term Securities	$8,416,390	—	—	8,416,390

Total	$8,416,390	$747,123,397	—	$755,539,787

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(96,401)	—	—	$(96,401)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$620,000	—	—	$620,000
Liabilities:
TOB trust certificates	—	$(51,890,389)	—	(51,890,389)
VRDP Shares	—	(243,600,000)	—	(243,600,000)

Total	$620,000	$(295,490,389)	—	$(294,870,389)

There were no transfers between levels during the year ended August 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	31

Schedule of Investments August 31, 2014	BlackRock New Jersey Municipal Bond Trust (BLJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 131.6%
Corporate — 9.8%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (a)(b)	$560	$28,560
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Series A:
Atlantic City Electric, 4.88%, 6/01/29	750	806,490
Chambers Project, AMT, 5.00%, 12/01/23	200	223,738
New Jersey EDA, RB, Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	1,550	1,667,877
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	500	553,850
Series B, 5.60%, 11/01/34	395	439,216

		3,719,731
County/City/Special District/School District — 17.3%
City of Margate New Jersey, GO, Refunding, Improvement:
5.00%, 1/15/27	230	256,347
5.00%, 1/15/28	110	121,605
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	400	519,708
5.50%, 10/01/29	790	1,029,370
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	800	868,240
County of Union New Jersey Improvement Authority, LRB, Guaranteed Lease, Family Court Building Project, 5.00%, 5/01/42	280	315,456
County of Union New Jersey Utilities Authority, Refunding RB, Solid Waste System, County Deficiency Agreement, Series A, 5.00%, 6/15/41	685	756,206
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,250	2,666,970

		6,533,902
Education — 27.2%
New Jersey EDA, RB, The Team Academy Charter School Project, 6.00%, 10/01/33	455	514,127
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A, 5.63%, 8/01/34	215	215,882
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/32	635	714,248
Montclair State University, Series J, 5.25%, 7/01/38	180	200,417
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	1,010	1,119,242
Georgian Court University, Series D, 5.00%, 7/01/33	150	159,648
Kean University, Series A, 5.50%, 9/01/36	700	799,288
Montclaire State University, Series A, 5.00%, 7/01/44	1,600	1,809,632
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	210	234,717
Ramapo College, Series B, 5.00%, 7/01/42	85	93,182
Seton Hall University, Series D, 5.00%, 7/01/38	105	116,334
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (c)	450	585,500
New Jersey Higher Education Student Assistance Authority, RB, Student Loan, Series 1A, AMT, 5.00%, 12/01/22	915	1,048,498
Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	$640	$724,083
Series 1A, 5.00%, 12/01/25	135	142,784
Series 1A, 5.00%, 12/01/26	105	110,816
Series 1A, 5.25%, 12/01/32	300	327,093
Student Loan, Series 1A, 5.13%, 12/01/27	250	264,545
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	985	1,115,906

		10,295,942
Health — 12.6%
New Jersey EDA, Refunding RB:
1st Mortgage, Winchester, Series A, 5.80%, 11/01/31	1,000	1,002,010
Seabrook Village, Inc. Facility, 5.25%, 11/15/26	470	483,489
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	240	253,877
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	230	263,007
Virtua Health, Series A (AGC), 5.50%, 7/01/38	400	435,492
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/41	610	717,000
Meridian Health System Obligated Group, 5.00%, 7/01/26	305	344,366
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	500	516,565
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	180	199,611
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	505	556,187

		4,771,604
Housing — 3.4%
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.75%, 11/01/29	370	391,330
S/F Housing, Series AA, 6.38%, 10/01/28	425	442,748
S/F Housing, Series AA, 6.50%, 10/01/38	130	133,899
S/F Housing, Series CC, 5.00%, 10/01/34	310	328,467

		1,296,444
State — 29.8%
Garden State Preservation Trust, RB, CAB, Series B (AGM), 0.00%, 11/01/27 (d)	4,000	2,715,040
New Jersey EDA, RB:
5.00%, 9/01/36	50	53,182
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	500	607,830
School Facilities Construction (AGC), 5.50%, 12/15/18 (c)	645	772,130
School Facilities Construction (AGC), 5.50%, 12/15/34	355	402,989
School Facilities Construction, Series CC-2, 5.00%, 12/15/31	500	549,175
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/28	255	282,535
Cigarette Tax, 5.00%, 6/15/29	500	551,470
Cigarette Tax (AGM), 5.00%, 6/15/22	750	874,193
Lions Gate Project, 5.25%, 1/01/44	135	137,233
School Facilities Construction, Series AA, 5.50%, 12/15/29	500	556,120
School Facilities Construction, Series GG, 5.25%, 9/01/27	1,345	1,514,739

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Trust (BLJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
State (concluded)
New Jersey EDA, Refunding RB (concluded):
School Facilities Construction, Series NN, 5.00%, 3/01/29	$875	$971,512
School Facilities Construction, Series RR, 5.00%, 6/15/33	500	552,970
New Jersey Health Care Facilities Financing Authority, RB, Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	500	530,895
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/28	200	221,076

		11,293,089
Transportation — 30.7%
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	250	268,735
New Jersey EDA, RB, Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	1,060	1,148,521
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/38	1,000	1,109,240
Series E, 5.25%, 1/01/40	370	413,519
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32 (d)	1,250	552,788
Transportation Program, Series AA, 5.25%, 6/15/33	955	1,080,525
Transportation Program, Series AA, 5.50%, 6/15/39	425	479,234
Transportation System, 6.00%, 12/15/38	325	380,653
Transportation System, Series A, 6.00%, 6/15/35	1,275	1,555,768
Transportation System, Series A, 5.88%, 12/15/38	555	647,691
Transportation System, Series A, 5.50%, 6/15/41	830	933,833
Transportation System, Series A (AGC), 5.63%, 12/15/28	200	235,140
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	450	520,065
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
152nd Series, AMT, 5.75%, 11/01/30	525	596,825
166th Series, 5.25%, 7/15/36	500	572,335
172nd Series, AMT, 5.00%, 10/01/34	1,000	1,110,440

		11,605,312
Utility — 0.8%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 0.00%, 9/01/33 (d)	650	298,903
Total Municipal Bonds in New Jersey		49,814,927

Multi-State — 5.3%
Housing — 5.3%
Centerline Equity Issuer Trust, Series B-2, 7.20%, 11/15/14 (e)(f)	2,000	2,020,560
Total Municipal Bonds — 136.9%		51,835,487
Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
New Jersey — 22.1%
County/City/Special District/School District — 5.2%
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	$1,780	$1,952,873
Education — 3.0%
Rutgers — The State University of New Jersey, RB, Series F, 5.00%, 5/01/39	990	1,114,222
State — 3.1%
New Jersey EDA, RB, School Facilities Construction (AGC):
6.00%, 12/15/18 (c)	329	400,419
6.00%, 12/15/34	671	781,426

		1,181,845
Transportation — 10.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	600	661,416
Series B, 5.25%, 6/15/36 (h)	1,000	1,103,281
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	1,500	1,642,980
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	630	696,632

		4,104,309
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 22.1%		8,353,249
Total Long-Term Investments (Cost — $55,253,636) — 159.0%		60,188,736

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.00% (i)(j)	59,409	59,409
Total Short-Term Securities (Cost — $59,409) — 0.1%		59,409
Total Investments (Cost — $55,313,045) — 159.1%		60,248,145
Other Assets Less Liabilities — 2.2%		841,214
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.9)%		(4,520,862)
VRDP Shares, at Liquidation Value — (49.4)%		(18,700,000)

Net Assets Applicable to Common Shares — 100.0%		$37,868,497

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(c)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Zero-coupon bond.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	33

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Bond Trust (BLJ)

(g)	Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on June 15, 2019 is $777,216.

(i)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at August 31, 2014	Income
BIF New Jersey Municipal Money Fund	630,435	(571,026)	59,409	—

(j)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of August 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(23)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$2,892,969	$(4,884)

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$60,188,736	—	$60,188,736
Short-Term Securities	$59,409	—	—	59,409

Total	$59,409	$60,188,736	—	$60,248,145

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(4,884)	—	—	$(4,884)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$57,000	—	—	$57,000
Liabilities:
TOB trust certificates	—	$(4,519,518)	—	(4,519,518)
VRDP Shares	—	(18,700,000)	—	(18,700,000)

Total	$57,000	$(23,219,518)	—	$(23,162,518)

There were no transfers between levels during the year ended August 31, 2014.

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments August 31, 2014	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 134.5%
Corporate — 13.0%
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT (a):
7.63%, 8/01/25	$750	$823,305
7.75%, 8/01/31	1,000	1,103,580
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	690	744,186
County of Chautauqua New York Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	750	821,355
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	100	112,480
County of Suffolk New York Industrial Development Agency, RB, KeySpan Generation LLC, Port Jefferson, AMT, 5.25%, 6/01/27	500	502,520
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	250	299,010
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	375	383,261
Port Authority of New York & New Jersey, ARB, Continental Airlines, Inc. & Eastern Air Lines, Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	920	938,915

		5,728,612
County/City/Special District/School District — 32.7%
City of New York New York, GO:
Fiscal 2014, Sub-Series D-1, 5.00%, 8/01/31	245	283,102
Series A-1, Fiscal 2009, 4.75%, 8/15/25	500	562,785
Series D, 5.38%, 6/01/32	15	15,061
Sub-Series G-1, 5.00%, 4/01/29	250	289,025
Sub-Series G-1, 6.25%, 12/15/31	250	296,175
Sub-Series I-1, 5.38%, 4/01/36	450	516,272
City of New York New York, GO, Refunding, Series E, 5.50%, 8/01/25	455	563,172
City of New York New York Convention Center Development Corp., RB, Hotel Unit Fee Secured, (AMBAC):
5.00%, 11/15/44	250	260,143
4.75%, 11/15/45	500	505,720
City of New York New York Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	735	860,046
5.00%, 7/01/33	250	283,368
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/41 (b)	5,155	1,507,374
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (b)	500	136,985
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/43 (b)	2,000	521,320
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (b)	950	219,403
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	100	116,552
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	500	510,360
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	175	178,509
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Sub-Series B-1, 5.00%, 11/01/35	200	230,816
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	$650	$690,670
(AGM), 5.00%, 2/15/47	750	796,927
(NPFGC), 5.00%, 2/15/47	465	494,095
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	1,350	1,530,481
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	285	321,263
4 World Trade Center Project, 5.00%, 11/15/31	750	838,335
4 World Trade Center Project, 5.75%, 11/15/51	340	393,757
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	320	344,368
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	550	613,541
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	520	566,998

		14,446,623
Education — 37.1%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A (c)(d):
7.00%, 5/01/25	200	30,020
7.00%, 5/01/35	130	19,513
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM):
4.38%, 10/01/30	250	264,567
4.63%, 10/01/40	140	148,133
Build NYC Resource Corp., RB, Series A:
Bronx Charter School for Excellence Project, 5.50%, 4/01/43	270	283,357
Bronx Charter School for International Cultures & The Arts Project, 5.00%, 4/15/33	200	199,508
Build NYC Resource Corp., Refunding RB, City University New York Queens, Series A, 5.00%, 6/01/38 (e)	250	284,072
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	250	280,792
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of National History, 5.00%, 7/01/37	110	126,996
Carnegie Hall, 4.75%, 12/01/39	400	420,652
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	610	662,924
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	250	276,340
County of Cattaraugus New York, St. Bonaventure University Project, 5.00%, 5/01/39	60	63,389
County of Dutchess New York Industrial Development Agency, RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	415	388,066
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A:
5.00%, 7/01/31	500	563,700
5.00%, 7/01/41	500	548,110
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	120	135,721
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	200	211,466

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	35

Schedule of Investments (continued)	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	$100	$112,243
Geneva Development Corp., Refunding RB, Hobart and William Smith Colleges, 5.25%, 9/01/44	160	181,866
Hempstead Town Local Development Corp., Refunding RB, Adelphini University Project, 5.00%, 10/01/34 (e)	105	119,052
New York Dormitory Authority, Refunding RB, New York University, Series A, 5.00%, 7/01/42	1,750	1,956,500
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	300	349,854
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	300	348,534
New York University, Series 1 (AMBAC) (BHAC), 5.50%, 7/01/31	245	312,573
New York University, Series B, 5.00%, 7/01/42	1,250	1,397,500
State University Dormitory Facilities, Series A, 5.00%, 7/01/39	150	161,939
Teachers College, Series B, 5.00%, 7/01/42	1,800	1,973,268
Touro College & University System, Series A, 5.25%, 1/01/34	250	277,130
Touro College & University System, Series A, 5.50%, 1/01/39	500	557,465
University of Rochester, Series A, 5.13%, 7/01/39	215	243,608
University of Rochester, Series A, 5.75%, 7/01/39	175	202,409
State of New York Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	125	138,883
Cornell University, Series A, 5.00%, 7/01/40	150	171,654
Fordham University, 5.00%, 7/01/44	340	381,524
New York University, Series A, 5.00%, 7/01/37	445	503,420
Skidmore College, Series A, 5.00%, 7/01/28	250	283,675
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	350	406,598
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	350	401,649
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	225	252,212
Teachers College, 5.50%, 3/01/39	350	391,006
Teachers College, Series A, 5.00%, 7/01/31	325	366,223

		16,398,111
Health — 20.5%
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A (AGM), 5.75%, 7/01/30	350	396,574
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	150	150,053
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A, 5.00%, 12/01/37	370	400,099
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	275	322,954
County of Saratoga New York Industrial Development Agency, RB, Saratoga Hospital Project, Series B, 5.25%, 12/01/32	200	209,040
County of Suffolk New York Industrial Development Agency, Refunding RB, Jefferson’s Ferry Project, 5.00%, 11/01/28	260	269,623
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	1,150	1,255,478
Series B, 6.00%, 11/01/30	200	229,680
Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project:
4.00%, 1/01/23	$550	$575,206
5.00%, 1/01/34	500	534,765
State of New York Dormitory Authority, RB:
Mental Health Services (AGM), 5.00%, 8/15/18 (f)	5	5,817
Mental Health Services (AGM), 5.00%, 2/15/22	330	377,890
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	185	204,719
New York University Hospitals Center, Series A, 5.75%, 7/01/31	220	247,531
New York University Hospitals Center, Series B, 5.63%, 7/01/37	260	284,970
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/37	450	490,482
North Shore-Long Island Jewish Obligated Group, Series A, 5.75%, 5/01/37	500	551,700
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	310,663
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	315	353,071
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,000	1,093,500
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	250	273,848
St. Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/15 (f)	500	522,195

		9,059,858
Housing — 2.0%
State of New York HFA, RB, M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	500	508,550
State of New York Mortgage Agency, Refunding RB, 48th Series, 3.70%, 10/01/38	360	363,758

		872,308
State — 6.0%
State of New York, GO, Series A, 5.00%, 2/15/39	250	281,458
State of New York Dormitory Authority, RB, Series C:
General Purpose, 5.00%, 3/15/41	500	554,310
5.00%, 12/15/31	250	272,768
State of New York Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	80	91,980
State of New York Thruway Authority, Refunding RB, 2nd General Highway and Bridge Trust, Series A, 5.00%, 4/01/32	1,000	1,131,910
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/30	250	290,092

		2,622,518
Transportation — 16.6%
Metropolitan Transportation Authority, RB:
Dedicated Tax Fund, Series A, 5.63%, 11/15/39	250	286,378
Series A, 5.00%, 11/15/30	250	287,243
Series C, 6.50%, 11/15/28	700	852,341
Series D, 5.25%, 11/15/41	1,000	1,113,990
Metropolitan Transportation Authority, Refunding RB:
Series D, 5.25%, 11/15/30	250	294,965
Series D, 5.25%, 11/15/31	250	293,207
Series D, 5.25%, 11/15/32	170	198,786
Series F, 5.00%, 11/15/30	500	570,715
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	500	577,850

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Transportation (concluded)
Port Authority of New York & New Jersey, Refunding ARB:
179th Series, 5.00%, 12/01/38	$150	$170,702
Consolidated, 146th Series, AMT (AGM), 4.50%, 12/01/34	500	510,950
Consolidated, 147th Series, AMT, 4.75%, 4/15/37	150	154,434
Port Authority of New York & New Jersey, Refunding RB, 178th Series, AMT, 5.00%, 12/01/32	270	304,274
State of New York Thruway Authority, Refunding RB, General, Series I:
5.00%, 1/01/27	130	149,687
5.00%, 1/01/37	1,000	1,112,710
5.00%, 1/01/42	140	154,721
Triborough Bridge & Tunnel Authority, Refunding RB CAB (b):
General, Series B, 0.00%, 11/15/32	400	205,164
Sub-Series A, 0.00%, 11/15/32	170	84,918

		7,323,035
Utilities — 6.6%
Long Island Power Authority, RB, General, Electric Systems:
Series A (AGM), 5.00%, 5/01/36	225	244,080
Series C (CIFG), 5.25%, 9/01/29	500	610,660
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.50%, 4/01/24	100	113,192
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	600	675,612
Utility Debt Securitization Authority, Refunding RB, Restructuring, 5.00%, 12/15/41	1,115	1,280,031

		2,923,575
Total Municipal Bonds in New York		59,374,640

Multi-State — 5.7%
Housing — 5.7%
Centerline Equity Issuer Trust, Series B-2, 7.20%, 11/15/14 (g)(h)	2,500	2,525,700

Puerto Rico — 0.1%
Housing — 0.1%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	40	41,903
Total Municipal Bonds — 140.3%		61,942,243

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
New York — 19.1%
County/City/Special District/School District — 7.3%
City of New York New York, GO, Sub-Series I-1, 5.00%, 3/01/36	250	283,780
Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
New York (concluded)
County/City/Special District/School District (concluded)
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	$825	$928,463
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (j)	700	807,091
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	1,050	1,198,439

		3,217,773
State — 1.3%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	500	562,192
Transportation — 3.2%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	630	717,790
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	600	693,438

		1,411,228
Utilities — 7.3%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	405	466,705
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	990	1,125,996
Fiscal 2012, Series BB, 5.00%, 6/15/44	1,500	1,652,861

		3,245,562
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 19.1%		8,436,755
Total Long-Term Investments (Cost — $64,776,487) — 159.4%		70,378,998

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (k)(l)	426,743	426,743
Total Short-Term Securities (Cost — $426,743) — 0.9%		426,743
Total Investments (Cost — $65,203,230) — 160.3%		70,805,741
Other Assets Less Liabilities — 0.8%		354,407
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.1%)		(4,901,663)
VRDP Shares, at Liquidation Value — (50.0%)		(22,100,000)

Net Assets Applicable to Common Shares — 100.0%		$44,158,485

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Zero-coupon bond.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	37

Schedule of Investments (continued)	BlackRock New York Municipal Bond Trust (BQH)

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Merrill Lynch, Pierce, Fenner & Smith Inc.	$119,052	$762
Morgan Stanley & Co. LLC	$284,072	$3,803

(f)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(g)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(h)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(i)	Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on February 15, 2019 is $370,628.

(k)	Represents the current yield as of report date.

(l)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at August 31, 2014	Income	Realized Gain
BIF New York Municipal Money Fund	1,962,512	(1,535,769)	426,743	—	$119

•	Financial futures contracts outstanding as of August 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(37)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$4,653,906	$(7,857)

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$70,378,998	—	$70,378,998
Short-Term Securities	$426,743	—	—	426,743

Total	$426,743	$70,378,998	—	$70,805,741

[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (concluded)	BlackRock New York Municipal Bond Trust (BQH)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Interest rate contracts	$(7,857)	—	—	$(7,857)
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$85,000	—	—	$85,000
Liabilities:
TOB trust certificates	—	$(4,900,215)	—	(4,900,215)
VRDP Shares	—	(22,100,000)	—	(22,100,000)

Total	$85,000	$(27,000,215)	—	$(26,915,215)

There were no transfers between levels during the year ended August 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	39

Schedule of Investments August 31, 2014	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 123.1%
Corporate — 1.1%
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	$165	$177,957
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	750	897,030

		1,074,987
County/City/Special District/School District — 26.8%
City of New York New York, GO:
Fiscal 2014, Sub-Series D-1, 5.00%, 8/01/31	440	508,429
Series A-1, 5.00%, 8/01/35	200	225,720
Sub-Series A-1, 5.00%, 10/01/34	330	372,781
City of New York New York, GO, Refunding, Series E:
5.50%, 8/01/25	830	1,027,324
5.00%, 8/01/30	1,000	1,151,060
City of New York New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/44	2,710	2,819,945
4.75%, 11/15/45	500	505,720
City of New York New York Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	915	1,070,669
5.00%, 7/01/33	400	453,388
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/39 (a)	1,000	344,690
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	150	174,828
Yankee Stadium Project (NPFGC), 4.75%, 3/01/46	160	162,722
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Sub-Series B-1, 5.00%, 11/01/35	425	490,484
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A:
5.25%, 5/01/31	200	232,858
(AGM), 5.75%, 5/01/25	1,000	1,118,570
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	500	531,285
(AGC), 5.00%, 2/15/47	1,250	1,328,212
(AGM), 5.00%, 2/15/47	750	796,928
(NPFGC), 4.50%, 2/15/47	1,000	1,048,210
Senior, Fiscal 2012, 5.75%, 2/15/47	1,000	1,153,080
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,117,780
4 World Trade Center Project, 5.00%, 11/15/44	1,250	1,392,112
4 World Trade Center Project, 5.75%, 11/15/51	670	775,934
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	1,100	1,183,765
Sales Tax Asset Receivable Corp., Refunding RB, Series A (AMBAC), 5.00%, 10/15/32	6,000	6,034,080

		26,020,574
Education — 29.1%
Build NYC Resource Corp., Refunding RB, City University New York Queens, Series A, 5.00%, 6/01/38 (b)	250	284,072
City of New York New York Trust for Cultural Resources, Refunding RB:
American Museum of National History, Series A, 5.00%, 7/01/37	440	507,984
American Museum of National History, Series A, 5.00%, 7/01/41	500	572,250
Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
City of New York New York Trust for Cultural Resources, Refunding RB (concluded):
American Museum of Natural History, Series A (NPFGC), 5.00%, 7/01/44	5	5,017
Museum of Modern Art, Series 1A, 5.00%, 4/01/31	700	785,925
Wildlife Conservation Society, Series A, 5.00%, 8/01/42	410	457,437
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	1,645	1,787,720
County of Madison New York Capital Resource Corp., Refunding RB, Colgate University Project, Series A, 4.50%, 7/01/39	1,600	1,742,256
County of Madison New York Industrial Development Agency, RB, Colgate University Project, Series A (AMBAC), 5.00%, 7/01/30	1,000	1,019,750
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 7/01/31	500	563,700
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	400	452,404
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	180	190,262
5.00%, 7/01/42	115	120,693
County of Schenectady New York Capital Resource Corp., Refunding RB, Union College, 5.00%, 7/01/32	940	1,055,065
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	250	280,608
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	1,000	1,136,760
Dobbs Ferry Local Development Corp., RB, Mercy College Project:
5.00%, 7/01/39	1,000	1,110,700
5.00%, 7/01/44	500	554,045
Hempstead Town Local Development Corp., Refunding RB, Adelphini University Project (b):
5.00%, 10/01/34	310	351,487
5.00%, 10/01/35	310	350,356
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	600	699,708
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	300	348,534
Fordham University, Series A, 5.00%, 7/01/28	500	566,350
New York University, Series B, 5.00%, 7/01/37	500	565,640
New York University, Series C, 5.00%, 7/01/38	1,000	1,118,770
Rochester Institute of Technology, 5.00%, 7/01/40	550	625,856
State University Dormitory Facilities, Series A, 5.00%, 7/01/40	600	656,742
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	1,000	1,101,990
Teachers College, Series B, 5.00%, 7/01/42	500	548,130
The New School (AGM), 5.50%, 7/01/43	350	393,540
State of New York Dormitory Authority, Refunding RB:
Cornell University, Series A, 5.00%, 7/01/40	250	286,090
Fordham University, 4.13%, 7/01/39	330	340,484
Fordham University, 5.00%, 7/01/44	640	718,163
New York University Mount Sinai School of Medicine at NYU (NPFGC), 5.00%, 7/01/35	2,000	2,100,200
New York University, Series A, 5.00%, 7/01/37	745	842,804

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
State of New York Dormitory Authority, Refunding RB (concluded):
Rochester Institute of Technology, 4.00%, 7/01/32	$395	$409,520
Skidmore College, Series A, 5.00%, 7/01/27	135	154,404
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	1,500	1,742,565
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	600	688,542
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	450	504,423
Teachers College, Series A, 5.00%, 7/01/31	525	591,591

		28,332,537
Health — 16.3%
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 4/01/30	500	559,045
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A, 5.00%, 12/01/37	850	919,147
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	725	851,426
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,000	1,091,720
State of New York Dormitory Authority, RB:
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/36	1,250	1,369,162
Mental Health Services (AGM), 5.00%, 8/15/18 (c)	5	5,817
Mental Health Services (AGM), 5.00%, 8/15/18 (c)	5	5,830
Mental Health Services (AGM), 5.00%, 2/15/22	990	1,133,669
New York University Hospitals Center, Series A, 6.00%, 7/01/40	250	281,890
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/37	350	381,486
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	500	516,175
St. Joachim & Anne Residence, 5.25%, 7/01/27	3,000	3,000,120
State of New York Dormitory Authority, Refunding RB:
New York University Hospitals Center, Series A, 5.00%, 7/01/36	500	521,455
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	750	820,125
North Shore-Long Island Jewish Obligated Group, Series A, 5.25%, 5/01/34	1,840	2,034,654
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/41	750	810,825
St. Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/15 (c)	1,500	1,566,585

		15,869,131
Housing — 2.4%
City of New York New York Housing Development Corp., RB, M/F Housing, Series B1, 5.25%, 7/01/30	750	882,045
State of New York Mortgage Agency, Refunding RB, 48th Series, 3.70%, 10/01/38	1,425	1,439,877

		2,321,922
State — 11.9%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	1,000	1,148,040
Series S-2 (AGM) (NPFGC), 5.00%, 1/15/37	850	916,869
Municipal Bonds	Par (000)	Value
New York (continued)
State (concluded)
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund:
Series B, 5.00%, 11/15/34	540	611,059
Sub-Series B-1, 5.00%, 11/15/31	750	862,095
State of New York Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 3/15/37	1,000	1,122,640
General Purpose, Series B, 5.00%, 3/15/42	1,500	1,669,050
Series C, 5.00%, 12/15/31	1,500	1,636,605
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	1,000	1,114,810
State of New York Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	320	367,920
State of New York Thruway Authority, Refunding RB, 2nd General Highway and Bridge Trust, Series A, 5.00%, 4/01/32	250	282,978
State of New York Urban Development Corp., RB, State Personal Income Tax:
Series A, 3.50%, 3/15/28	1,200	1,247,424
Series C, 5.00%, 3/15/30	500	580,185

		11,559,675
Transportation — 24.5%
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/27	575	673,440
Series A-1, 5.25%, 11/15/34	270	313,141
Series C, 6.50%, 11/15/28	750	913,222
Series D, 5.25%, 11/15/41	2,000	2,227,980
Series E, 5.00%, 11/15/38	650	722,384
Series H, 5.00%, 11/15/25	1,500	1,783,050
Series H, 5.00%, 11/15/30	500	570,715
Metropolitan Transportation Authority, Refunding RB, Series D, 5.25%, 11/15/31	750	879,622
Port Authority of New York & New Jersey, ARB, Consolidated 183rd Series, 4.00%, 6/15/44	2,500	2,581,825
Port Authority of New York & New Jersey, Refunding ARB, 179th Series, 5.00%, 12/01/38	245	278,812
State of New York Thruway Authority, Refunding RB, General:
Series H (AGM) (NPFGC), 5.00%, 1/01/37	4,000	4,404,680
Series I, 5.00%, 1/01/24	1,000	1,178,390
Series I, 5.00%, 1/01/37	2,000	2,225,420
Series I, 5.00%, 1/01/42	425	469,689
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32 (a)	1,250	641,138
General, Remarketing, Series A, 5.00%, 11/15/34	1,000	1,143,780
Series C, 5.00%, 11/15/38	1,000	1,126,000
Sub-Series A, 5.00%, 11/15/29	1,485	1,719,764

		23,853,052
Utilities — 11.0%
Albany Municipal Water Finance Authority, Refunding RB, Series A, 5.00%, 12/01/33	1,000	1,144,980
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series DD, 5.00%, 6/15/32	1,100	1,228,997
Long Island Power Authority, RB, General, Electric Systems:
Series A (AGM), 5.00%, 5/01/36	500	542,400
Series C (CIFG), 5.25%, 9/01/29	1,000	1,221,320
Long Island Power Authority, Refunding RB, Electric Systems, Series A (AGC):
5.75%, 4/01/39	1,690	1,958,507
General, 6.00%, 5/01/33	2,000	2,356,100

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	41

Schedule of Investments (continued)	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Utilities (concluded)
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	$1,000	$1,126,020
Utility Debt Securitization Authority, Refunding RB, Restructuring, 5.00%, 12/15/41	1,000	1,148,010

		10,726,334
Total Municipal Bonds in New York		119,758,212

Puerto Rico — 0.9%
Housing — 0.9%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	855	895,655
Total Municipal Bonds — 124.0%		120,653,867

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
New York — 33.5%
County/City/Special District/School District — 12.1%
City of New York New York, GO:
Fiscal 2015, Series B, 4.00%, 8/01/32 (b)	1,790	1,887,501
Sub-Series C-3 (AGC), 5.75%, 8/15/28 (e)	1,000	1,176,820
Sub-Series G-1, 5.00%, 4/01/29	1,000	1,156,100
Sub-Series I-1, 5.00%, 3/01/36	250	283,780
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	2,475	2,785,390
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (e)	1,800	2,075,377
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	2,085	2,379,756

		11,744,724
Education — 5.2%
State of New York Dormitory Authority, LRB, State University Dormitory Facilities, New York University, Series A, 5.00%, 7/01/35	1,999	2,270,701
State of New York Dormitory Authority, RB, New York University, Series A (AMBAC), 5.00%, 7/01/37	2,499	2,744,346

		5,015,047
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (concluded)
State — 0.8%
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	750	831,465
Transportation — 5.0%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,495	3,982,028
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	800	924,584

		4,906,612
Utilities — 10.4%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	495	570,418
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	2,249	2,557,721
Fiscal 2012, Series BB, 5.00%, 6/15/44	2,011	2,214,833
Series FF-2, 5.50%, 6/15/40	405	465,334
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/41	3,719	4,269,302

		10,077,608
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.5%		32,575,456
Total Long-Term Investments (Cost — $142,079,000) — 157.5%		153,229,323

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (f)(g)	2,433,429	2,433,429
Total Short-Term Securities (Cost — $2,433,429) — 2.5%		2,433,429
Total Investments (Cost — $144,512,429) — 160.0%		155,662,752
Liabilities in Excess of Other Assets — (0.5)%		(451,276)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.9)%		(17,435,208)
VRDP Shares, at Liquidation Value — (41.6)%		(40,500,000)

Net Assets Applicable to Common Shares — 100.0%		$97,276,268

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
JPMorgan Securities Inc.	$992,501	$29,553
Merrill Lynch, Pierce, Fenner & Smith Inc.	$701,843	$4,762
Morgan Stanley & Co. LLC	$284,072	$3,802

(c)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from February 15, 2017 to February 15, 2019 is $1,482,592.

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (concluded)	BlackRock New York Municipal Income Quality Trust (BSE)

(f)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at August 31, 2014	Income	Realized Gain
BIF New York Municipal Money Fund	3,752,091	(1,318,662)	2,433,429	—	$407

(g)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of August 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(91)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$11,446,094	$(19,323)

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$153,229,323	—	$153,229,323
Short-Term Securities	$2,433,429	—	—	2,433,429

Total	$2,433,429	$153,229,323	—	$155,662,752

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(19,323)	—	—	$(19,323)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$125,000	—	—	$125,000
Liabilities:
TOB trust certificates	—	$(17,431,015)	—	(17,431,015)
VRDP Shares	—	(40,500,000)	—	(40,500,000)

Total	$125,000	$(57,931,015)	—	$(57,806,015)

There were no transfers between levels during the year ended August 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	43

Schedule of Investments August 31, 2014	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 142.0%
Corporate — 13.1%
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT (a):
7.63%, 8/01/25	$1,600	$1,756,384
7.75%, 8/01/31	1,500	1,655,370
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	330	355,915
County of Chautauqua New York Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	500	547,570
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	200	224,960
County of Suffolk New York Industrial Development Agency, RB, KeySpan Generation LLC, Port Jefferson, AMT, 5.25%, 6/01/27	2,500	2,512,600
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	1,030	1,231,921
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	625	638,769
Port Authority of New York & New Jersey, ARB, Continental Airlines, Inc. & Eastern Air Lines, Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	1,305	1,331,831

		10,255,320
County/City/Special District/School District — 36.0%
City of New York New York, GO, Fiscal 2014, Sub-Series D-1, 5.00%, 8/01/31	690	797,309
City of New York New York, GO, Refunding, Series E:
5.50%, 8/01/25	1,280	1,584,307
5.00%, 8/01/30	500	575,530
City of New York New York, GO:
Series A-1, Fiscal 2009, 4.75%, 8/15/25	500	562,785
Sub-Series G-1, 6.25%, 12/15/31	250	296,175
Sub-Series I-1, 5.38%, 4/01/36	450	516,271
City of New York New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/35	2,250	2,337,412
5.00%, 11/15/44	250	260,143
4.75%, 11/15/45	640	647,322
City of New York New York Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	915	1,070,669
5.00%, 7/01/33	400	453,388
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/35 (b)	500	213,100
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (b)	1,750	479,448
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (b)	500	115,475
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	100	116,552
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	500	510,360
Yankee Stadium Project (NPFGC), 4.75%, 3/01/46	740	752,587
City of New York New York Industrial Development Agency, Refunding ARB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/22	350	389,638
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
5.00%, 11/01/27	$5	$5,020
Fiscal 2012, Sub-Series D-1, 5.00%, 11/01/38	825	928,463
Sub-Series B-1, 5.00%, 11/01/36	340	390,854
City of Syracuse New York, GO, Airport Terminal Security & Access, Series A, AMT (AGM), 4.75%, 11/01/31	500	534,085
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	280	309,000
Hudson Yards Infrastructure Corp., RB, Series A:
Senior, Fiscal 2012, 5.75%, 2/15/47	1,550	1,787,274
5.00%, 2/15/47	2,850	3,028,324
(AGM), 5.00%, 2/15/47	850	903,184
(NPFGC), 4.50%, 2/15/47	1,110	1,163,513
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	1,400	1,587,166
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	500	563,620
4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,117,780
4 World Trade Center Project, 5.00%, 11/15/44	1,250	1,392,112
4 World Trade Center Project, 5.75%, 11/15/51	670	775,934
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	1,100	1,227,083
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	690	752,362

		28,144,245
Education — 27.3%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A (c)(d):
7.00%, 5/01/25	345	51,785
7.00%, 5/01/35	220	33,022
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM):
4.38%, 10/01/30	500	529,135
4.63%, 10/01/40	275	290,975
Build NYC Resource Corp., RB, Series A:
Bronx Charter School for Excellence Project, 5.50%, 4/01/43	450	472,261
Bronx Charter School for International Cultures & The Arts Project, 5.00%, 4/15/33	400	399,016
Build NYC Resource Corp., Refunding RB, City University New York Queens, Series A, 5.00%, 6/01/38 (e)	250	284,073
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	500	561,585
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of National History, 5.00%, 7/01/37	440	507,984
Carnegie Hall, 4.75%, 12/01/39	700	736,141
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	1,295	1,407,354
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	500	552,680
County of Cattaraugus New York, St. Bonaventure University Project, 5.00%, 5/01/39	125	132,060

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
County of Dutchess New York Industrial Development Agency, RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	$640	$598,464
County of Madison New York Capital Resource Corp., Refunding RB, Colgate University Project, Series A, 4.50%, 7/01/39	265	288,561
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 7/01/31	1,000	1,127,400
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	240	271,442
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	350	370,066
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project:
6.00%, 9/01/34	150	175,863
5.38%, 9/01/41	650	727,064
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	450	505,093
Geneva Development Corp., Refunding RB, Hobart and William Smith Colleges, 5.25%, 9/01/44	400	454,664
Hempstead Town Local Development Corp., Refunding RB, Adelphini University Project, 5.00%, 10/01/35 (e)	210	237,338
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	300	349,854
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	500	580,890
Fordham University, Series A, 5.50%, 7/01/36	150	169,754
State University Dormitory Facilities, Series A, 5.00%, 7/01/39	250	269,898
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	670	738,333
Touro College & University System, Series A, 5.25%, 1/01/34	1,200	1,330,224
University of Rochester, Series A, 5.13%, 7/01/39	250	283,265
State of New York Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	250	277,765
Fordham University, 5.00%, 7/01/44	640	718,163
New York University, Series A, 5.00%, 7/01/37	600	678,768
Rochester Institute of Technology, 5.00%, 7/01/38	690	761,380
Skidmore College, Series A, 5.25%, 7/01/29	200	229,492
Skidmore College, Series A, 5.25%, 7/01/31	300	341,643
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	1,220	1,417,286
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	700	803,299
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	370	414,748
Teachers College, 5.50%, 3/01/39	650	726,154
Teachers College, Series A, 5.00%, 7/01/31	525	591,591

		21,396,533
Health — 21.7%
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 7/01/40	300	334,179
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	250	250,088
Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A:
5.00%, 12/01/32	$180	$197,042
5.00%, 12/01/37	250	270,338
County of Monroe New York Industrial Development Corp., Refunding RB:
Rochester General Hospital Project, Series B, 3.60%, 12/01/32	250	247,610
Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,425	1,673,491
County of Saratoga New York Industrial Development Agency, RB, Saratoga Hospital Project, Series B, 5.25%, 12/01/32	350	365,820
County of Suffolk New York Industrial Development Agency, Refunding RB, Jefferson’s Ferry Project, 5.00%, 11/01/28	450	466,654
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	1,000	1,091,720
Series B, 6.00%, 11/01/30	150	172,260
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project:
4.00%, 1/01/23	920	962,164
5.00%, 1/01/34	500	534,765
State of New York Dormitory Authority, RB:
General Purpose, Series E, 5.00%, 2/15/37	1,000	1,121,440
Healthcare, Series A, 5.00%, 3/15/38	500	562,435
New York Hospital Medical Center-Queens (FHA), 4.75%, 2/15/37	305	313,839
New York State Association for Retarded Children, Inc., Series A, 6.00%, 7/01/32	250	286,995
New York University Hospitals Center, Series A, 5.75%, 7/01/31	425	478,184
New York University Hospitals Center, Series B, 5.63%, 7/01/37	530	580,901
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/37	750	817,470
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	130	139,263
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	500	560,430
New York University Hospitals Center, Series A, 5.00%, 7/01/36	1,000	1,042,910
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,000	1,093,500
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/41	750	810,825
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	500	547,695
St. Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/15 (f)	2,000	2,088,780

		17,010,798
Housing — 3.6%
City of New York New York Housing Development Corp., RB, M/F Housing, Series J-2-A, AMT, 4.75%, 11/01/27	1,420	1,468,081
State of New York HFA, RB, M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	1,000	1,017,100
State of New York Mortgage Agency, Refunding RB, 48th Series, 3.70%, 10/01/38	360	363,759

		2,848,940

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	45

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
State — 9.2%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2013, Series S-1, 4.00%, 7/15/42	$1,000	$1,028,580

Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Sub-Series B-1, 5.00%, 11/15/31	750	862,095
State of New York, GO, Series A, 5.00%, 2/15/39	500	562,915
State of New York Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 3/15/37	1,070	1,201,225
General Purpose, Series B, 5.00%, 3/15/42	1,000	1,112,700
General Purpose, Series C, 5.00%, 3/15/34	1,000	1,140,570
Series C, 5.00%, 12/15/31	500	545,535
State of New York Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	160	183,960
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/30	500	580,185

		7,217,765
Transportation — 18.7%
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/34	270	313,141
Series C, 6.50%, 11/15/28	750	913,222
Series E, 5.00%, 11/15/38	1,000	1,111,360
Series H, 5.00%, 11/15/25	1,000	1,188,700
Metropolitan Transportation Authority, Refunding RB, Series F:
5.00%, 11/15/30	1,500	1,712,145
(AGM), 4.00%, 11/15/30	500	523,510
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	500	569,675
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	1,000	1,155,700
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
146th Series (AGM), 4.50%, 12/01/34	750	766,425
147th Series, 4.75%, 4/15/37	500	514,780
177th Series, 4.00%, 1/15/43	1,500	1,523,460
178th Series, 5.00%, 12/01/43	430	472,389
State of New York Thruway Authority, Refunding RB, General, Series I:
5.00%, 1/01/37	1,735	1,930,552
5.00%, 1/01/42	1,030	1,138,304
Triborough Bridge & Tunnel Authority, Refunding RB CAB (b):
Sub-Series A, 0.00%, 11/15/32	505	252,258
General, Series B, 0.00%, 11/15/32	1,000	512,910

		14,598,531
Utilities — 12.4%
City of New York New York Municipal Water Finance Authority, RB, Series B, 5.00%, 6/15/36	500	531,335
Long Island Power Authority, RB:
CAB, Electric System, Series A (AGM), 0.00%, 6/01/28 (b)	3,515	2,243,800
General, Electric Systems, Series C (CIFG), 5.25%, 9/01/29	1,000	1,221,320
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.50%, 4/01/24	500	565,960
State of New York Environmental Facilities Corp., Refunding RB:
Revolving Funds New York City Municipal Water, 2nd General Resolution, Series B, 5.00%, 6/15/36	350	400,568
Municipal Bonds	Par (000)	Value
New York (concluded)
Utilities (concluded)
State of New York Environmental Facilities Corp., Refunding RB (concluded):
State Clean Water and Drinking Water Revolving New York City Municipal Water Finance Authority Projects, Series A, 5.00%, 6/15/37	$1,500	$1,682,355
Utility Debt Securitization Authority, Refunding RB, Restructuring, 5.00%, 12/15/41	2,690	3,088,147

		9,733,485
Total Municipal Bonds in New York		111,205,617

Multi-State — 5.6%
Housing — 5.6%
Centerline Equity Issuer Trust (g)(h):
Series A-4-1, 5.75%, 5/15/15	500	515,495
Series A-4-2, 6.00%, 5/15/19	1,000	1,160,550
Series B-3-1, 6.00%, 5/15/15	1,500	1,546,680
Series B-3-2, 6.30%, 5/15/19	1,000	1,172,330
Total Municipal Bonds in Multi-State		4,395,055

Puerto Rico — 1.4%
Housing — 1.4%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	1,000	1,047,550
Total Municipal Bonds — 149.0%		116,648,222

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
New York — 13.0%
County/City/Special District/School District — 0.7%
City of New York New York, GO, Sub-Series I-1, 5.00%, 3/01/36	500	567,560
Education — 0.7%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	510	584,096
State — 3.3%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,300	1,461,700
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	1,000	1,108,620

		2,570,320
Transportation — 4.4%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	1,995	2,273,003
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,000	1,145,740

		3,418,743
Utilities — 3.9%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	240	276,566

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Utilities (concluded)
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	$1,500	$1,706,055
Fiscal 2012, Series BB, 5.00%, 6/15/44	1,005	1,107,417

		3,090,038
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 13.0%		10,230,757
Total Long-Term Investments (Cost — $116,824,152) — 162.0%		126,878,979
Short-Term Securities	Shares	Value
BIF New York Municipal Money Fund, 0.00% (j)(k)	863,476	$863,476
Total Short-Term Securities (Cost — $863,476) — 1.1%		863,476
Total Investments (Cost — $117,687,628) — 163.1%		127,742,455
Other Assets Less Liabilities — 0.9%		687,579
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (7.3)%		(5,726,302)
VRDP Shares, at Liquidation Value — (56.7)%		(44,400,000)

Net Assets Applicable to Common Shares — 100.0%		$78,303,732

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Zero-coupon bond.

(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(d)	Non-income producing security.

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Merrill Lynch, Pierce, Fenner & Smith Inc.	$237,338	$1,701
Morgan Stanley & Co. LLC	$284,073	$3,803

(f)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(g)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(h)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(i)	Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at August 31, 2014	Income	Realized Gain
BIF New York Municipal Money Fund	2,552,420	(1,688,944)	863,476	—	$310

(k)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of August 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(65)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$8,175,781	$(13,802)

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	47

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust II (BFY)

used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$126,878,979	—	$126,878,979
Short-Term Securities	$863,476	—	—	863,476

Total	$863,476	$126,878,979	—	$127,742,455

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(13,802)	—	—	$(13,802)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$89,000	—	—	$89,000
Liabilities:
TOB trust certificates	—	$(5,725,307)	—	(5,725,307)
VRDP Shares	—	(44,400,000)	—	(44,400,000)

Total	$89,000	$(50,125,307)	—	$(50,036,307)

There were no transfers between levels during the year ended August 31, 2014.

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments August 31, 2014	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Virginia — 122.3%
Corporate — 7.2%
County of Chesterfield Virginia EDA, RB, Virginia Electric Power Co. Project, Series A, AMT, 5.60%, 11/01/31	$500	$536,775
Isle Wight County Virginia IDA, RB, International Paper, Series A, AMT, 5.70%, 11/01/27	1,300	1,301,105

		1,837,880
County/City/Special District/School District — 24.9%
City of Norfolk Virginia, GO, Refunding, Capital Improvement, Series A, 5.00%, 8/01/38	500	570,615
City of Portsmouth Virginia, GO, Refunding, Series D, 5.00%, 7/15/34	500	569,575
City of Suffolk Virginia, GO, Refunding, 5.00%, 6/01/42	1,000	1,110,450
County of Fairfax Virginia EDA, RB, Silverline Phase I Project, 5.00%, 4/01/37	1,000	1,089,820
County of Fairfax Virginia Redevelopment & Housing Authority, Refunding RB, Fairfax Redevelopment & Housing, 5.00%, 10/01/39	1,500	1,620,705
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 3/01/26	500	491,070
Mosaic District Community Development Authority, Special Assessment, Series A, 6.88%, 3/01/36	250	288,032
Shops at White Oak Village Community Development Authority, Special Assessment, 5.30%, 3/01/17	113	120,438
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	360	444,481

		6,305,186
Education — 15.4%
County of Montgomery Virginia EDA, Refunding RB, Virginia Tech Foundation, Series A, 5.00%, 6/01/39	355	386,577
Virginia College Building Authority, Refunding RB:
Liberty University Projects, 5.00%, 3/01/41	1,000	1,092,310
Washington & Lee University Project (NPFGC), 5.25%, 1/01/26	500	612,815
Washington & Lee University Project (NPFGC), 5.25%, 1/01/31	1,000	1,250,080
Virginia Small Business Financing Authority, RB, Roanoke College, 5.75%, 4/01/41	500	558,255

		3,900,037
Health — 28.9%
County of Fairfax Virginia EDA, Refunding RB:
Goodwin House, Inc., 5.00%, 10/01/27	1,000	1,061,290
Vinson Hall LLC, Series A, 5.00%, 12/01/42	500	511,115
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A, 5.00%, 7/01/42	500	501,895
County of Henrico Virginia EDA, Refunding RB, United Methodist Homes, 4.25%, 6/01/26	145	145,229
County of York Virginia EDA, Refunding RB, Series A, 1.88%, 5/01/33 (b)	390	397,663
Danville Virginia IDA, Refunding RB, Danville Regional Medical Center (AMBAC), 5.25%, 10/01/28 (c)	1,000	1,232,580
Peninsula Ports Authority, Refunding RB, Virginia Baptist Homes, Series C, 5.40%, 12/01/33	250	232,283
Roanoke EDA, Refunding RB:
Carilion Clinic Obligation Group, 5.00%, 7/01/30	795	889,979
Carilion Health System (AGM), 5.00%, 7/01/20 (a)	5	6,000
Carilion Health System, Series B (AGM), 5.00%, 7/01/38	495	535,783
Winchester EDA, Refunding RB, Valley Health System Obligation, Series A, 5.00%, 1/01/44 (d)	1,000	1,103,480
Municipal Bonds	Par (000)	Value
Virginia (concluded)
Health (concluded)
Winchester Virginia IDA, RB, Valley Health System Obligation, Series E, 5.63%, 1/01/44	650	712,803

		7,330,100
Housing — 10.9%
Virginia HDA, RB:
M/F Rental Housing, Series A, 5.25%, 5/01/41	750	805,027
M/F Rental Housing, Series B, 5.63%, 6/01/39	1,000	1,084,080
M/F Rental Housing, Series F, 5.25%, 10/01/38	250	277,310
Remarketing, S/F Housing, Sub-Series C-3, 3.25%, 4/01/31	650	607,055

		2,773,472
State — 8.3%
Virginia College Building Authority, RB, Public Higher Education Financing Program, Series A, 5.00%, 9/01/33	1,000	1,119,560
Virginia Public School Authority, RB, School Financing, 1997 Resolution, Series B:
5.25%, 8/01/33	500	561,890
4.00%, 8/01/36	405	420,880

		2,102,330
Transportation — 16.7%
Richmond Metropolitan Authority, Refunding RB (NPFGC), 5.25%, 7/15/22	500	568,480
Virginia Commonwealth Transportation Board, RB, Capital Projects, 5.00%, 5/15/32	1,260	1,449,240
Virginia Port Authority, RB, 5.00%, 7/01/36	500	570,420
Virginia Port Authority, Refunding RB, 5.00%, 7/01/40	500	530,580
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	1,000	1,127,640

		4,246,360
Utilities — 10.0%
City of Richmond Virginia, Refunding RB, Series A, 5.00%, 1/15/29	250	294,695
Virginia Resources Authority, RB:
5.00%, 11/01/18 (a)	105	122,679
5.00%, 11/01/33	1,895	2,127,194

		2,544,568
Total Municipal Bonds in Virginia		31,039,933

District of Columbia — 7.7%
Transportation — 7.7%
Metropolitan Washington Airports Authority, Refunding RB:
Dulles Toll Road, 1st Senior Lien, Series A, 5.00%, 10/01/39	290	311,367
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	460	499,670
Series B, 5.00%, 10/01/29	1,000	1,140,520

		1,951,557

Guam — 1.9%
State — 1.9%
Territory of Guam, RB, Series A:
Business Privilege Tax Bonds, 5.13%, 1/01/42	250	267,720
Limited Obligation Bonds, Section 30, 5.63%, 12/01/29	200	220,936

		488,656

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	49

Schedule of Investments (continued)	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Multi-State — 6.0%
Housing — 6.0%
Centerline Equity Issuer Trust, Series B-2, 7.20%, 10/31/52 (e)(f)	$1,500	$1,515,420
Total Municipal Bonds — 137.9%		34,995,566

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
Virginia — 21.9%
Education — 13.2%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	2,999	3,335,424
Health — 8.7%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	999	1,121,346
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,000	1,084,427

		2,205,773
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 21.9%		5,541,197
Total Long-Term Investments (Cost — $37,131,161) — 159.8%		40,536,763
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (h)(i)	76,230	$76,230
Total Short-Term Securities (Cost — $76,230) — 0.3%		76,230
Total Investments (Cost — $37,207,391) — 160.1%		40,612,993
Liabilities in Excess of Other Assets — (2.5)%		(620,483)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.9)%		(3,019,470)
VRDP Shares, at Liquidation Value — (45.7)%		(11,600,000)

Net Assets Applicable to Common Shares — 100.0%		$25,373,040

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security is collateralized by municipal or U.S. Treasury obligations.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Wells Fargo Securities LLC	$1,103,480	$12,460

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(g)	Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at August 31, 2014	Income
FFI Institutional Tax-Exempt Fund	389,989	(313,759)	76,230	$174

(i)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of August 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(13)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$1,635,156	$(2,760)

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (concluded)	BlackRock Virginia Municipal Bond Trust (BHV)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$40,536,763	—	$40,536,763
Short-Term Securities	$76,230	—	—	76,230

Total	$76,230	$40,536,763	—	$40,612,993

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(2,760)	—	—	$(2,760)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$35,000	—	—	$35,000
Liabilities:
TOB trust certificates	—	$(3,018,978)	—	(3,018,978)
VRDP Shares	—	(11,600,000)	—	(11,600,000)

Total	$35,000	$(14,618,978)	—	$(14,583,978)

There were no transfers between levels during the year ended August 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	51

Statements of Assets and Liabilities

August 31, 2014	BlackRock Maryland Municipal Bond Trust (BZM)	BlackRock Massachusetts Tax-Exempt Trust (MHE)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Assets
Investments at value — unaffiliated[1]	$48,786,276	$50,759,460	$747,123,397	$60,188,736
Investments at value — affiliated[2]	23,789	291,104	8,416,390	59,409
Cash	—	16,250	—	—
Cash pledged for financial futures contracts	41,000	51,000	620,000	57,000
TOB trust receivable	—	—	—	—
Interest receivable	544,263	626,162	8,575,459	738,006
Investments sold receivable	—	—	—	219,739
Variation margin receivable on financial futures contracts	1,063	1,375	28,375	1,438
Deferred offering costs	78,904	89,687	414,524	83,952
Prepaid expenses	23,145	20,651	23,689	16,147

Total assets	49,498,440	51,855,689	765,201,834	61,364,427

Accrued Liabilities
Investments purchased payable	250,000	—	501,341	—
Income dividends payable — Common Shares	123,423	147,681	2,147,931	173,206
Investment advisory fees payable	24,833	21,766	331,208	33,473
Officer’s and Trustees’ fees payable	12,195	638	187,219	11,477
Offering costs payable	4,000	4,000	—	4,000
Interest expense and fees payable	283	—	11,516	1,344
Other accrued expenses payable	49,130	42,540	120,714	52,912

Total accrued liabilities	463,864	216,625	3,299,929	276,412

Other Liabilities
TOB trust certificates	1,500,000	—	51,890,389	4,519,518
VRDP Shares, at liquidation value of $100,000 per share[3,4]	16,000,000	18,500,000	243,600,000	18,700,000

Total other liabilities	17,500,000	18,500,000	295,490,389	23,219,518

Total liabilities	17,963,864	18,716,625	298,790,318	23,495,930

Net Assets Applicable to Common Shareholders	$31,534,576	$33,139,064	$466,411,516	$37,868,497

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$29,397,385	$29,929,982	$444,767,468	$32,963,741
Undistributed net investment income	327,063	394,681	4,347,011	633,054
Accumulated net realized loss	(345,471)	(1,151,869)	(33,784,015)	(658,514)
Net unrealized appreciation/depreciation	2,155,599	3,966,270	51,081,052	4,930,216

Net Assets Applicable to Common Shareholders	$31,534,576	$33,139,064	$466,411,516	$37,868,497

Net asset value per Common Share	$15.20	$14.02	$14.98	$16.29

[1] Investments at cost — unaffiliated	$46,627,067	$46,788,519	$695,945,944	$55,253,636
[2] Investments at cost — affiliated	$23,789	$291,104	$8,416,390	$59,409
[3] VRDP Shares outstanding:
Par value $0.001 per share	160	—	—	187
Par value $0.10 per share	—	185	2,436	—
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	unlimited	unlimited	14,956	unlimited
[5] Par value per Common Share	$0.001	$0.010	$0.100	$0.001
[6] Common Shares outstanding	2,074,338	2,362,900	31,129,432	2,324,917
[7] Common Shares authorized	unlimited	unlimited	200 million	unlimited

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2014

Statements of Assets and Liabilities (concluded)

August 31, 2014	BlackRock New York Municipal Bond Trust (BQH)	BlackRock New York Municipal Income Quality Trust (BSE)	BlackRock New York Municipal Income Trust II (BFY)	BlackRock Virginia Municipal Bond Trust (BHV)

Assets
Investments at value — unaffiliated[1]	$70,378,998	$153,229,323	$126,878,979	$40,536,763
Investments at value — affiliated[2]	426,743	2,433,429	863,476	76,230
Cash	—	—	—	—
Cash pledged for financial futures contracts	85,000	125,000	89,000	35,000
TOB trust receivable	—	895,000	—	—
Interest receivable	759,202	1,687,074	1,373,677	526,416
Investments sold receivable	—	—	—	—
Variation margin receivable on financial futures contracts	2,313	5,688	4,063	813
Deferred offering costs	130,224	140,842	135,602	81,962
Prepaid expenses	51,170	52,983	57,885	13,354

Total assets	71,833,650	158,569,339	129,402,682	41,270,538

Accrued Liabilities
Investments purchased payable	398,560	2,835,300	515,907	1,091,020
Income dividends payable — Common Shares	186,207	407,479	349,924	113,742
Investment advisory fees payable	38,898	71,476	59,435	17,561
Officer’s and Trustees’ fees payable	11,994	10,255	13,612	7,987
Offering costs payable	—	—	—	9,863
Interest expense and fees payable	1,448	4,193	995	492
Other accrued expenses payable	37,843	33,353	33,770	37,855

Total accrued liabilities	674,950	3,362,056	973,643	1,278,520

Other Liabilities
TOB trust certificates	4,900,215	17,431,015	5,725,307	3,018,978
VRDP Shares, at liquidation value of $100,000 per share[3,4]	22,100,000	40,500,000	44,400,000	11,600,000

Total other liabilities	27,000,215	57,931,015	50,125,307	14,618,978

Total liabilities	27,675,165	61,293,071	51,098,950	15,897,498

Net Assets Applicable to Common Shareholders	$44,158,485	$97,276,268	$78,303,732	$25,373,040

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$39,722,081	$92,413,763	$70,822,416	$22,685,149
Undistributed net investment income	711,425	692,757	1,275,825	253,780
Accumulated net realized loss	(1,869,675)	(6,961,252)	(3,835,534)	(968,731)
Net unrealized appreciation/depreciation	5,594,654	11,131,000	10,041,025	3,402,842

Net Assets Applicable to Common Shareholders	$44,158,485	$97,276,268	$78,303,732	$25,373,040

Net asset value per Common Share	$15.77	$14.92	$15.66	$15.95

[1] Investments at cost — unaffiliated	$64,776,487	$142,079,000	$116,824,152	$37,131,161
[2] Investments at cost — affiliated	$426,743	$2,433,429	$863,476	$76,230
[3] VRDP Shares outstanding:
Par value $0.001 per share	221	405	444	116
Par value $0.10 per share	—	—	—	—
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	unlimited	unlimited	unlimited	unlimited
[5] Par value per Common Share	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	2,800,105	6,519,660	4,998,911	1,590,796
[7] Common Shares authorized	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	53

Statements of Operations

Year Ended August 31, 2014	BlackRock Maryland Municipal Bond Trust (BZM)	BlackRock Massachusetts Tax-Exempt Trust (MHE)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Investment Income
Interest	$2,017,576	$2,189,939	$32,676,739	$2,758,307
Income — affiliated	306	—	—	—

Total income	2,017,882	2,189,939	32,676,739	2,758,307

Expenses
Investment advisory	306,728	252,070	4,047,536	380,981
Liquidity fees	—	—	1,016,693	—
Professional	38,195	34,648	109,731	38,899
Remarketing fees on Preferred Shares	—	—	161,311	—
Transfer agent	16,568	19,488	33,932	16,378
Accounting services	9,873	10,365	97,889	11,596
Printing	8,456	5,142	16,823	7,382
Custodian	6,622	5,509	34,358	7,283
Officer and Trustees	3,674	2,596	60,001	4,098
Registration	875	1,002	10,344	987
Miscellaneous	29,586	32,202	90,230	34,722

Total expenses excluding interest expense, fees and amortization of offering costs	420,577	363,022	5,678,848	502,326
Interest expense, fees and amortization of offering costs[1]	173,424	193,890	1,622,030	223,446

Total expenses	594,001	556,912	7,300,878	725,772
Less fees waived by Manager	(24,002)	—	(338,558)	(700)

Total expenses after fees waived	569,999	556,912	6,962,320	725,072

Net investment income	1,447,883	1,633,027	25,714,419	2,033,235

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(32,935)	(218,697)	(9,627,231)	(265,903)
Capital gain distributions received from affiliated investment companies	—	—	568	—
Financial futures contracts	(163,751)	(71,711)	(1,924,660)	(76,672)

	(196,686)	(290,408)	(11,551,323)	(342,575)

Net change in unrealized appreciation/depreciation on:
Investments	4,162,929	4,403,091	70,400,136	5,420,312
Financial futures contracts	(3,610)	(4,671)	(96,401)	(4,884)

	4,159,319	4,398,420	70,303,735	5,415,428

Net realized and unrealized gain	3,962,633	4,108,012	58,752,412	5,072,853

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$5,410,516	$5,741,039	$84,466,831	$7,106,088

[1] Related to TOBs and/or VRDP Shares.

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2014

Statements of Operations (concluded)

Year Ended August 31, 2014	BlackRock New York Municipal Bond Trust (BQH)	BlackRock New York Municipal Income Quality Trust (BSE)	BlackRock New York Municipal Income Trust II (BFY)	BlackRock Virginia Municipal Bond Trust (BHV)

Investment Income
Interest	$3,130,497	$6,294,965	$5,605,079	$1,791,375
Income — affiliated	—	—	—	174

Total income	3,130,497	6,294,965	5,605,079	1,791,549

Expenses
Investment advisory	440,021	803,043	671,800	250,801
Liquidity fees	205,393	376,399	412,647	—
Professional	39,621	44,288	41,117	27,564
Remarketing fees on Preferred Shares	22,407	41,063	45,015	—
Transfer agent	16,478	20,058	17,137	15,947
Accounting services	12,808	26,898	17,267	1,786
Printing	5,256	9,154	9,112	7,438
Custodian	7,911	11,795	10,937	6,512
Officer and Trustees	4,661	8,486	7,436	2,578
Registration	8,904	8,953	2,131	678
Miscellaneous	58,728	61,057	62,700	29,515

Total expenses excluding interest expense, fees and amortization of offering costs	822,188	1,411,194	1,297,299	342,819
Interest expense, fees and amortization of offering costs[1]	87,668	178,316	123,405	138,778

Total expenses	909,856	1,589,510	1,420,704	481,597
Less fees waived by Manager	(348)	(1,085)	(1,026)	(12,102)

Total expenses after fees waived	909,508	1,588,425	1,419,678	469,495

Net investment income	2,220,989	4,706,540	4,185,401	1,322,054

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(922,381)	(1,301,504)	(1,313,123)	(63,709)
Capital gain distributions received from affiliated investment companies	119	407	310	—
Financial futures contracts	(171,942)	(392,663)	(294,722)	(127,204)

	(1,094,204)	(1,693,760)	(1,607,535)	(190,913)

Net change in unrealized appreciation/depreciation on:
Investments	7,971,745	15,007,974	13,166,714	3,290,485
Financial futures contracts	(7,857)	(19,323)	(13,802)	(2,760)

	7,963,888	14,988,651	13,152,912	3,287,725

Net realized and unrealized gain	6,869,684	13,294,891	11,545,377	3,096,812

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$9,090,673	$18,001,431	$15,730,778	$4,418,866

[1] Related to TOBs and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	55

Statements of Changes in Net Assets

	BlackRock Maryland Municipal Bond Trust (BZM)		BlackRock Massachusetts Tax-Exempt Trust (MHE)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$1,447,883	$1,498,753	$1,633,027	$1,678,871
Net realized gain (loss)	(196,686)	60,801	(290,408)	187,502
Net change in unrealized appreciation/depreciation	4,159,319	(4,698,900)	4,398,420	(4,838,619)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	5,410,516	(3,139,346)	5,741,039	(2,972,246)

Dividends to Common Shareholders From[1]
Net investment income	(1,518,416)	(1,580,308)	(1,771,870)	(1,770,755)

Capital Share Transactions
Reinvestment of common dividends	—	41,683	7,113	53,858

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	3,892,100	(4,677,971)	3,976,282	(4,689,143)
Beginning of year	27,642,476	32,320,447	29,162,782	33,851,925

End of year	$31,534,576	$27,642,476	$33,139,064	$29,162,782

Undistributed net investment income, end of year	$327,063	$394,995	$394,681	$521,978

[1]	Dividends for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2014

Statements of Changes in Net Assets

	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)		BlackRock New Jersey Municipal Bond Trust (BLJ)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$25,714,419	$27,057,254	$2,033,235	$2,040,093
Net realized loss	(11,551,323)	(1,942,217)	(342,575)	(189)
Net change in unrealized appreciation/depreciation	70,303,735	(74,508,341)	5,415,428	(5,918,003)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	84,466,831	(49,393,304)	7,106,088	(3,878,099)

Dividends to Common Shareholders From[1]
Net investment income	(26,990,182)	(28,662,477)	(2,078,476)	(2,046,497)

Capital Share Transactions
Reinvestment of common dividends	—	1,536,366	—	37,979

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	57,476,649	(76,519,415)	5,027,612	(5,886,617)
Beginning of year	408,934,867	485,454,282	32,840,885	38,727,502

End of year	$466,411,516	$408,934,867	$37,868,497	$32,840,885

Undistributed net investment income, end of year	$4,347,011	$5,755,389	$633,054	$675,286

[1]	Dividends for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	57

Statements of Changes in Net Assets

	BlackRock New York Municipal Bond Trust (BQH)		BlackRock New York Municipal Income Quality Trust (BSE)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$2,220,989	$2,356,440	$4,706,540	$5,104,756
Net realized loss	(1,094,204)	(511,799)	(1,693,760)	(669,198)
Net change in unrealized appreciation/depreciation	7,963,888	(7,892,037)	14,988,651	(15,841,855)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	9,090,673	(6,047,396)	18,001,431	(11,406,297)

Dividends and Distributions to Common Shareholders From[1]
Net investment income	(2,234,484)	(2,319,200)	(4,987,540)	(5,433,780)
Net realized gain	—	(627,819)	—	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(2,234,484)	(2,947,019)	(4,987,540)	(5,433,780)

Capital Share Transactions
Reinvestment of common dividends and distributions	—	139,133	—	237,223

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	6,856,189	(8,855,282)	13,013,891	(16,602,854)
Beginning of year	37,302,296	46,157,578	84,262,377	100,865,231

End of year	$44,158,485	$37,302,296	$97,276,268	$84,262,377

Undistributed net investment income, end of year	$711,425	$700,770	$692,757	$977,243

[1]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2014

Statements of Changes in Net Assets

	BlackRock New York Municipal Income Trust II (BFY)		BlackRock Virginia Municipal Bond Trust (BHV)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$4,185,401	$4,442,803	$1,322,054	$1,337,324
Net realized loss	(1,607,535)	(532,808)	(190,913)	(189,331)
Net change in unrealized appreciation/depreciation	13,152,912	(13,156,037)	3,287,725	(4,004,854)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	15,730,778	(9,246,042)	4,418,866	(2,856,861)

Dividends to Common Shareholders From[1]
Net investment income	(4,199,085)	(4,425,551)	(1,370,335)	(1,446,084)

Capital Share Transactions
Reinvestment of common dividends	—	215,906	68,529	92,688

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	11,531,693	(13,455,687)	3,117,060	(4,210,257)
Beginning of year	66,772,039	80,227,726	22,255,980	26,466,237

End of year	$78,303,732	$66,772,039	$25,373,040	$22,255,980

Undistributed net investment income, end of year	$1,275,825	$1,262,064	$253,780	$300,029

[1]	Dividends for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	59

Statements of Cash Flows

Year Ended August 31, 2014	BlackRock Maryland Municipal Bond Trust (BZM)	BlackRock Massachusetts Tax-Exempt Trust (MHE)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$5,410,516	$5,741,039	$84,466,831	$7,106,088
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	(5,684)	16,841	(430,356)	41,818
Increase in variation margin receivable on financial futures contracts	(1,063)	(1,375)	(28,375)	(1,438)
Increase in prepaid expenses	(12,819)	(13,098)	(14,365)	(11,697)
Increase in cash pledged for financial futures contracts	(41,000)	(51,000)	(620,000)	(57,000)
Increase (decrease) in investment advisory fees payable	1,505	564	33,079	1,479
Decrease in interest expense and fees payable	(150)	(338)	(13,679)	(817)
Increase (decrease) in other accrued expenses payable	6,861	4,867	(191,895)	6,097
Increase (decrease) in Officer’s and Trustees’ fees payable	866	(363)	36,809	749
Net realized loss on investments	32,935	218,697	9,626,663	265,903
Net unrealized gain on investments	(4,162,929)	(4,403,091)	(70,400,136)	(5,420,312)
Amortization of premium and accretion of discount on investments	186,566	203,396	2,000,428	18,513
Proceeds from sales of long-term investments	6,871,251	7,532,825	149,142,819	9,477,462
Purchases of long-term investments	(7,163,197)	(7,342,809)	(136,713,206)	(9,921,378)
Net proceeds from sales of short-term securities	397,870	1,708,901	3,085,427	571,026

Net cash provided by operating activities	1,521,528	3,615,056	39,980,044	2,076,493

Cash Used for Financing Activities
Proceeds from TOB trust certificates	—	—	3,821,261	—
Repayments of TOB trust certificates	—	(1,839,595)	(16,588,699)	—
Cash dividends paid to Common Shareholders	(1,524,639)	(1,764,725)	(27,223,653)	(2,078,476)
Decrease in bank overdraft	(73)	—	—	—
Amortization of deferred offering costs	3,184	3,481	11,047	1,983

Net cash used for financing activities	(1,521,528)	(3,600,839)	(39,980,044)	(2,076,493)

Cash
Net increase in cash	—	14,217	—	—
Cash at beginning of year	—	2,033	—	—

Cash at end of year	—	$16,250	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$170,390	$190,747	$1,624,662	$222,280

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	—	$7,113	—	—

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2014

Statements of Cash Flows (concluded)

Year Ended August 31, 2014	BlackRock New York Municipal Bond Trust (BQH)	BlackRock New York Municipal Income Quality Trust (BSE)	BlackRock New York Municipal Income Trust II (BFY)	BlackRock Virginia Municipal Bond Trust (BHV)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$9,090,673	$18,001,431	$15,730,778	$4,418,866
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	(59,169)	(92,906)	(128,442)	(6,505)
Increase in variation margin receivable on financial futures contracts	(2,313)	(5,688)	(4,063)	(813)
Increase in prepaid expenses	(11,330)	(7,990)	(14,588)	(12,596)
Increase in cash pledged for financial futures contracts	(85,000)	(125,000)	(89,000)	(35,000)
Increase (decrease) in investment advisory fees payable	2,631	3,841	3,574	(3,248)
Decrease in interest expense and fees payable	(432)	(2,872)	(779)	(606)
Increase (decrease) in other accrued expenses payable	8,088	(701)	17,214	5,287
Increase (decrease) in Officer’s and Trustees’ fees payable	802	(104)	557	311
Net realized loss on investments	922,262	1,301,097	1,312,813	63,709
Net unrealized gain on investments	(7,971,745)	(15,007,974)	(13,166,714)	(3,290,485)
Amortization of premium and accretion of discount on investments	111,086	467,139	143,777	54,249
Proceeds from sales of long-term investments	12,459,612	35,962,834	27,998,745	4,100,482
Purchases of long-term investments	(13,912,476)	(36,294,140)	(29,849,218)	(4,306,235)
Net proceeds from sales of short-term securities	1,535,769	1,318,662	1,688,944	313,759

Net cash provided by operating activities	2,088,458	5,517,629	3,643,598	1,301,175

Cash Used for Financing Activities
Proceeds from TOB trust certificates	125,020	3,478,980	1,090,368	68
Repayments of TOB trust certificates	—	(3,997,001)	(562,576)	—
Cash dividends paid to Common Shareholders	(2,234,484)	(5,020,138)	(4,199,085)	(1,303,860)
Decrease in bank overdraft	—	—	—	(121)
Amortization of deferred offering costs	21,006	20,530	27,695	2,738

Net cash used for financing activities	(2,088,458)	(5,517,629)	(3,643,598)	(1,301,175)

Cash
Net increase in cash	—	—	—	—
Cash at beginning of year	—	—	—	—

Cash at end of year	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$67,094	$160,658	$96,489	$136,646

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	—	—	—	$68,529

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	61

Financial Highlights	BlackRock Maryland Municipal Bond Trust (BZM)

	Year Ended August 31,
	2014	2013	2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$13.33	$15.60	$14.61		$15.23	$13.81

Net investment income[1]	0.70	0.72	0.90		0.97	1.02
Net realized and unrealized gain (loss)	1.90	(2.23)	1.05		(0.59)	1.29
Dividends and distributions to AMPS shareholders from:
Net investment income	—	—	(0.02)		(0.03)	(0.03)
Net realized gain	—	—	—		(0.00)[2]	—

Net increase (decrease) from investment operations	2.60	(1.51)	1.93		0.35	2.28

Dividends and distributions to Common Shareholders from:[3]
Net investment income	(0.73)	(0.76)	(0.94)		(0.95)	(0.86)
Net realized gain	—	—	—		(0.02)	—

Total dividends and distributions to Common Shareholders	(0.73)	(0.76)	(0.94)		(0.97)	(0.86)

Net asset value, end of year	$15.20	$13.33	$15.60		$14.61	$15.23

Market price, end of year	$14.59	$12.66	$18.43		$15.02	$15.91

Total Return Applicable to Common Shareholders[4]
Based on net asset value	20.39%	(10.24)%	13.08%		2.45%	16.80%

Based on market price	21.68%	(27.84)%	29.95%		0.83%	9.77%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.00%	2.04%	1.66%	[5]	1.58% [5]	1.56%	[5]

Total expenses after fees waived and paid indirectly	1.92%	2.02%	1.60%	[5]	1.45% [5]	1.35%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.34%	1.41%	1.44%	[5,7]	1.41% [5]	1.31%	[5]

Net investment income	4.88%	4.73%	5.94%	[5]	6.73% [5]	6.95%	[5]

Dividends to AMPS shareholders	—	—	0.10%		0.19%	0.21%

Net investment income to Common Shareholders	4.88%	4.73%	5.84%		6.54%	6.74%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$31,535	$27,642	$32,320		$30,203	$31,349

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$16,000	$16,000

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$16,000	$16,000	$16,000		—	—

Portfolio turnover rate	15%	11%	30%		11%	13%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$72,192	$73,985

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$297,091	$272,765	$302,003		—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Does not reflect the effect of dividends to AMPS shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.40%.

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2014

Financial Highlights	BlackRock Massachusetts Tax-Exempt Trust (MHE)

	Year Ended August 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$12.34	$14.35	$13.01		$13.52		$12.19

Net investment income[1]	0.69	0.71	0.84		0.90		0.89
Net realized and unrealized gain (loss)	1.74	(1.97)	1.34		(0.54)		1.31
Dividends to AMPS Shareholders from net investment income	—	—	(0.01)		(0.03)		(0.03)

Net increase (decrease) from investment operations	2.43	(1.26)	2.17		0.33		2.17

Dividends to Common Shareholders from net investment income[2]	(0.75)	(0.75)	(0.83)		(0.84)		(0.84)

Net asset value, end of year	$14.02	$12.34	$14.35		$13.01		$13.52

Market price, end of year	$13.75	$11.91	$14.91		$13.11		$13.98

Total Return Applicable to Common Shareholders[3]
Based on net asset value	20.47%	(9.27)%	17.02%		2.78%		18.40%

Based on market price	22.42%	(15.72)%	20.66%		0.16%		24.37%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.78%	1.77%	1.50%	[4]	1.39%	[4]	1.39%	[4]

Total expenses after fees waived and paid indirectly	1.78%	1.77%	1.50%	[4]	1.39%	[4]	1.38%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.16%	1.12%	1.33%	[4,6]	1.36%	[4]	1.35%	[4]

Net investment income	5.22%	5.06%	6.07%	[4]	7.15%	[4]	6.95%	[4]

Dividends to AMPS Shareholders	—	—	0.11%		0.22%		0.24%

Net investment income to Common Shareholders	5.22%	5.06%	5.96%		6.93%		6.71%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$33,139	$29,163	$33,852		$30,611		$31,739

AMPS outstanding at $50,000 liquidation preference, end of year (000)	—	—	—		$18,500		$18,500

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$18,500	$18,500	$18,500		—		—

Portfolio turnover rate	14%	11%	17%		10%		12%

Asset coverage per AMPS at $50,000 liquidation preference, end of year	—	—	—		$132,732		$135,785

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$279,130	$257,637	$282,983		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.24%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	63

Financial Highlights	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

	Year Ended August 31,
	2014		2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$13.14		$15.64	$14.34		$15.09		$13.74

Net investment income[1]	0.83		0.87	0.89		0.97		1.04
Net realized and unrealized gain (loss)	1.88		(2.45)	1.36		(0.73)		1.21
Dividends to AMPS Shareholders from net investment income	—		—	—		(0.03)		(0.03)

Net increase (decrease) from investment operations	2.71		(1.58)	2.25		0.21		2.22

Dividends to Common Shareholders from net investment income[2]	(0.87)		(0.92)	(0.95)		(0.96)		(0.87)

Net asset value, end of year	$14.98		$13.14	$15.64		$14.34		$15.09

Market price, end of year	$13.64		$12.65	$15.86		$13.90		$15.17

Total Return Applicable to Common Shareholders[3]
Based on net asset value	21.74%		(10.59)%	16.15%		1.85%		16.87%

Based on market price	15.15%		(15.12)%	21.52%		(1.80)%		25.24%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.66%		1.75%	1.95%		1.47%	[4]	1.29%	[4]

Total expenses after fees waived and paid indirectly	1.59%		1.67%	1.87%		1.36%	[4]	1.14%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.22%	[6]	1.36% [6]	1.45%	[6]	1.18%	[4]	1.02%	[4]

Net investment income	5.86%		5.73%	5.89%		6.98%	[4]	7.24%	[4]

Dividends to AMPS Shareholders	—		—	—		0.19%		0.23%

Net investment income to Common Shareholders	5.86%		5.73%	5.89%		6.79%		7.01%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$466,412		$408,935	$485,454		$443,325		$464,853

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—		—	—		—		$243,625

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$243,600		$243,600	$243,600		$243,600		—

Portfolio turnover rate	16%		18%	14%		18%		10%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—		—	—		—		$72,703

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$291,466		$267,871	$299,283		$281,989		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]

For the years ended August 31, 2014, August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering cost, liquidity and remarketing fees was 0.95%, 0.95% and 1.02%, respectively.

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2014

Financial Highlights	BlackRock New Jersey Municipal Bond Trust (BLJ)

	Year Ended August 31,
	2014	2013	2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$14.13	$16.67	$14.55		$15.23	$13.53

Net investment income[1]	0.87	0.88	0.95		1.00	1.05
Net realized and unrealized gain (loss)	2.18	(2.54)	2.12		(0.68)	1.61
Dividends and distributions to AMPS Shareholders from:
Net investment income	—	—	(0.02)		(0.03)	(0.03)
Net realized gain	—	—	—		(0.00)[2]	—

Net increase (decrease) from investment operations	3.05	(1.66)	3.05		0.29	2.63

Dividends and distributions to Common Shareholders from:[3]
Net investment income	(0.89)	(0.88)	(0.93)		(0.94)	(0.93)
Net realized gain	—	—	—		(0.03)	—

Total dividends and distributions to Common Shareholders	(0.89)	(0.88)	(0.93)		(0.97)	(0.93)

Net asset value, end of year	$16.29	$14.13	$16.67		$14.55	$15.23

Market price, end of year	$14.68	$13.54	$16.66		$13.60	$15.63

Total Return Applicable to Common Shareholders[4]
Based on net asset value	22.83%	(10.43)%	21.52%		2.46%	20.04%

Based on market price	15.51%	(14.12)%	29.94%		(6.68)%	22.65%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.05%	2.10%	1.65%	[5]	1.57% [5]	1.54%	[5]

Total expenses after fees waived and paid indirectly	2.05%	2.10%	1.59%	[5]	1.43% [5]	1.32%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.42%	1.45%	1.41%	[5,7]	1.41% [5]	1.31%	[5]

Net investment income	5.74%	5.39%	6.01%	[5]	7.08% [5]	7.32%	[5]

Dividends to AMPS Shareholders	—	—	0.11%		0.20%	0.24%

Net investment income to Common Shareholders	5.74%	5.39%	5.90%		6.88%	7.08%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$37,868	$32,841	$38,728		$33,753	$35,277

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		18,775	$18,775

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$18,700	$18,700	$18,700		—	—

Portfolio turnover rate	16%	8%	25%		19%	18%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$69,944	$71,974

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$302,505	$275,620	$307,099		—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Does not reflect the effect of dividends to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.34%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	65

Financial Highlights	BlackRock New York Municipal Bond Trust (BQH)

	Year Ended August 31,
	2014	2013	2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$13.32	$16.53	$14.89		$15.65	$14.56

Net investment income[1]	0.79	0.84	0.87		1.04	1.07
Net realized and unrealized gain (loss)	2.46	(3.00)	1.73		(0.78)	1.09
Dividends and distributions to AMPS Shareholders from:
Net investment income	—	—	(0.00)[2]		(0.03)	(0.03)
Net realized gain	—	—	—		(0.00)[2]	(0.01)

Net increase (decrease) from investment operations	3.25	(2.16)	2.60		0.23	2.12

Dividends and distributions to Common Shareholders from:[3]
Net investment income	(0.80)	(0.83)	(0.96)		(0.99)	(0.94)
Net realized gain	—	(0.22)	—		(0.00)[2]	(0.09)

Total dividends and distributions to Common Shareholders	(0.80)	(1.05)	(0.96)		(0.99)	(1.03)

Net asset value, end of year	$15.77	$13.32	$16.53		$14.89	$15.65

Market price, end of year	$13.86	$12.45	$16.56		$14.83	$15.79

Total Return Applicable to Common Shareholders[4]
Based on net asset value	25.66%	(13.83)%	17.99%		1.81%	15.18%

Based on market price	18.16%	(19.61)%	18.68%		0.50%	18.15%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.23%	2.26%	2.26%	[5]	1.50% [5]	1.49% [5]

Total expenses after fees waived and paid indirectly	2.23%	2.26%	2.20%	[5]	1.37% [5]	1.27% [5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	2.02% [7]	1.96% [7]	1.90%	[5,7]	1.36% [5]	1.24% [5]

Net investment income	5.45%	5.26%	5.52%	[5]	7.12% [5]	7.07% [5]

Dividends to AMPS Shareholders	—	—	0.02%		0.19%	0.19%

Net investment income to Common Shareholders	5.45%	5.26%	5.50%		6.93%	6.88%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$44,158	$37,302	$46,158		$41,399	$43,409

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$22,125	$22,125

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$22,100	$22,100	$22,100		—	—

Portfolio turnover rate	18%	18%	45%		14%	22%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$71,778	$74,052

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$299,812	$268,789	$308,858		—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Does not reflect the effect of dividends to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the years ended August 31, 2014, August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.46%, 1.47% and 1.45%, respectively.

See Notes to Financial Statements.

66	ANNUAL REPORT	AUGUST 31, 2014

Financial Highlights	BlackRock New York Municipal Income Quality Trust (BSE)

	Year Ended August 31,
	2014		2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$12.92		$15.51	$14.25		$14.90		$13.61

Net investment income[1]	0.72		0.78	0.81		0.90		0.91
Net realized and unrealized gain (loss)	2.05		(2.54)	1.31		(0.67)		1.23
Dividends to AMPS Shareholders from net investment income	—		—	(0.00)[2]		(0.02)		(0.03)

Net increase (decrease) from investment operations	2.77		(1.76)	2.12		0.21		2.11

Dividends to Common Shareholders from net investment income[3]	(0.77)		(0.83)	(0.86)		(0.86)		(0.82)

Net asset value, end of year	$14.92		$12.92	$15.51		$14.25		$14.90

Market price, end of year	$13.16		$12.05	$15.74		$13.54		$14.91

Total Return Applicable to Common Shareholders[4]
Based on net asset value	22.65%		(11.80)%	15.23%		1.94%		16.04%

Based on market price	15.99%		(18.94)%	23.07%		(3.20)%		20.18%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.75%		1.79%	1.82%	[5]	1.28%	[5]	1.21%	[5]

Total expenses after fees waived and paid indirectly	1.75%		1.78%	1.82%	[5]	1.26%	[5]	1.12%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.55%	[7]	1.51% [7]	1.50%	[5,7]	1.17%	[5]	1.03%	[5]

Net investment income	5.18%		5.20%	5.38%	[5]	6.50%	[5]	6.45%	[5]

Dividends to AMPS Shareholders	—		—	0.01%		0.16%		0.18%

Net investment income to Common Shareholders	5.18%		5.20%	5.37%		6.34%		6.27%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$97,276		$84,262	$100,865		$92,411		$96,617

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—		—	—		$40,575		$40,575

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$40,500		$40,500	$40,500		—		—

Portfolio turnover rate	24%		25%	24%		24%		8%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—		—	—		$81,938		$84,531

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$340,188		$308,055	$349,050		—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends for annual periods are determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Does not reflect the effect of dividends to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the year ended August 31, 2014, August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were 1.09%, 1.09% and 1.13% respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	67

Financial Highlights	BlackRock New York Municipal Income Trust II (BFY)

	Year Ended August 31,
	2014		2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$13.36		$16.09	$14.66		$15.33		$14.03

Net investment income[1]	0.84		0.89	0.92		1.05		1.06
Net realized and unrealized gain (loss)	2.30		(2.73)	1.50		(0.69)		1.25
Dividends to AMPS Shareholders from net investment income	—		—	(0.00)[2]		(0.03)		(0.04)

Net increase (decrease) from investment operations	3.14		(1.84)	2.42		0.33		2.27

Dividends to Common Shareholders from net investment income[3]	(0.84)		(0.89)	(0.99)		(1.00)		(0.97)

Net asset value, end of year	$15.66		$13.36	$16.09		$14.66		$15.33

Market price, end of year	$14.02		$12.56	$16.81		$14.38		$15.48

Total Return Applicable to Common Shareholders[4]
Based on net asset value	24.75%		(12.01)%	17.00%		2.56%		16.69%

Based on market price	18.80%		(20.82)%	24.61%		(0.37)%		18.09%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.96%		1.97%	2.03%	[5]	1.27%	[5]	1.21%	[5]

Total expenses after fees waived and paid indirectly	1.95%		1.97%	1.95%	[5]	1.18%	[5]	1.13%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.78%	[7]	1.71% [7]	1.62%	[5,7]	1.18%	[5]	1.13%	[5]

Net investment income	5.76%		5.68%	5.96%	[5]	7.34%	[5]	7.21%	[5]

Dividends to AMPS Shareholders	—		—	0.01%		0.22%		0.25%

Net investment income to Common Shareholders	5.76%		5.68%	5.95%		7.12%		6.96%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$78,304		$66,772	$80,228		$72,817		$75,872

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—		—	—		$44,475		$44,475

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$44,400		$44,400	$44,400		—		—

Portfolio turnover rate	21%		30%	25%		20%		16%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—		—	—		$65,931		$67,651

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$276,360		$250,387	$280,693		—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Does not reflect the effect of dividends to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the years ended August 31, 2014, August 31, 2013 and August 31, 2012, the total expense ratios after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were 1.15%, 1.14% and 1.11%, respectively.

See Notes to Financial Statements.

68	ANNUAL REPORT	AUGUST 31, 2014

Financial Highlights	BlackRock Virginia Municipal Bond Trust (BHV)

	Year Ended August 31,
	2014	2013	2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$14.03	$16.74	$15.33		$16.02	$15.05

Net investment income[1]	0.83	0.84	0.97		1.02	1.04
Net realized and unrealized gain (loss)	1.95	(2.64)	1.45		(0.60)	1.19
Dividends and distributions to AMPS Shareholders from:
Net investment income	—	—	(0.02)		(0.03)	(0.02)
Net realized gain	—	—	—		(0.00)[2]	(0.01)

Net increase (decrease) from investment operations	2.78	(1.80)	2.40		0.39	2.20

Dividends and distributions to Common Shareholders from:[3]
Net investment income	(0.86)	(0.91)	(0.99)		(1.00)	(0.96)
Net realized gain	—	—	—		(0.08)	(0.27)

Total dividends and distributions to Common Shareholders	(0.86)	(0.91)	(0.99)		(1.08)	(1.23)

Net asset value, end of year	$15.95	$14.03	$16.74		$15.33	$16.02

Market price, end of year	$16.35	$14.91	$19.58		$17.77	$18.77

Total Return Applicable to Common Shareholders[4]
Based on net asset value	20.31%	(11.96)%	15.19%		1.98%	14.15%

Based on market price	16.06%	(20.01)%	16.23%		0.89%	15.02%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.01%	2.18%	1.69%	[5]	1.66% [5]	1.57% [5]

Total expenses after fees waived and paid indirectly	1.96%	2.18%	1.64%	[5]	1.52% [5]	1.36% [5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.38%	1.58%	1.43%	[5,7]	1.44% [5]	1.31% [5]

Net investment income	5.52%	5.18%	6.03%	[5]	6.81% [5]	6.71% [5]

Dividends to AMPS Shareholders	—	—	0.09%		0.17%	0.16%

Net investment income to Common Shareholders	5.52%	5.18%	5.94%		6.64%	6.55%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$25,373	$22,256	$26,466		$24,155	$25,141

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$11,675	$11,675

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$11,600	$11,600	$11,600		—	—

Portfolio turnover rate	11%	8%	23%		12%	26%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$76,725	$78,836

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$318,733	$291,862	$328,157		—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Does not reflect the effect of dividends to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.38%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	69

Notes to Financial Statements

1. Organization:

BlackRock Maryland Municipal Bond Trust (“BZM”), BlackRock Massachusetts Tax-Exempt Trust (“MHE”), BlackRock MuniHoldings New York Quality Fund, Inc. (“MHN”), BlackRock New Jersey Municipal Bond Trust (“BLJ”), BlackRock New York Municipal Bond Trust (“BQH”), BlackRock New York Municipal Income Quality Trust (“BSE”), BlackRock New York Municipal Income Trust II (“BFY”), and BlackRock Virginia Municipal Bond Trust (“BHV”) (collectively the “Trusts”) are registered under the 1940 Act, as non-diversified, closed-end management investment companies. The Trusts are organized as Delaware statutory trusts except MHN and MHE, which are organized as a Maryland corporation and a Massachusetts business trust, respectively. The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as the “Trustees.” The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Trusts:

Valuation: U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of the Trusts. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., financial futures contracts) or certain borrowings (e.g., TOBs) that would be “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Trust’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

70	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Trusts’ financial statement disclosures.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Trusts leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be collapsed without the consent of a Trust, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended August 31, 2014, no TOBs in which the Trusts participated were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Trust. The Trust typically invests the cash received in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Trusts may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a

ANNUAL REPORT	AUGUST 31, 2014	71

Notes to Financial Statements (continued)

Trust invests in TOBs on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB on a recourse basis, the Trust will typically enter into a reimbursement agreement with the Liquidity Provider where the Trust is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Trust investing in recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by the Trusts at August 31, 2014, in proportion to their participation. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts at August 31, 2014.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At August 31, 2014, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
BZM	$3,339,750	$1,500,000	0.10%
MHN	$105,192,325	$51,890,389	0.05% - 0.24%
BLJ	$8,353,249	$4,519,518	0.05% - 0.30%
BQH	$8,436,755	$4,900,215	0.05% - 0.24%
BSE	$32,575,456	$17,431,015	0.05% - 0.24%
BFY	$10,230,757	$5,725,307	0.05% - 0.08%
BHV	$5,541,197	$3,018,978	0.04% - 0.06%

For the year ended August 31, 2014, the Trusts’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BZM	$1,500,000	0.58%
MHE	$644,960	0.57%
MHN	$53,325,480	0.65%
BLJ	$4,519,459	0.70%
BQH	$4,818,363	0.64%
BSE	$14,601,029	0.63%
BFY	$5,077,642	0.61%
BHV	$3,018,945	0.62%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

4. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: The Trusts purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the

72	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (continued)

broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Trusts’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of August 31, 2014
		Value
		Derivative Liabilities
	Statements of Assets and Liabilities Location	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$(3,610)	$(4,671)	$(96,401)	$(4,884)	$(7,857)	$(19,323)	$(13,802)	$(2,760)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended August 31, 2014
	Net Realized (Loss) From								Net Change in Unrealized Appreciation/Depreciation on
	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Interest rate contracts:
Financial futures contracts	$(163,751)	$(71,711)	$(1,924,660)	$(76,672)	$(171,942)	$(392,663)	$(294,722)	$(127,204)	$(3,610)	$(4,671)	$(96,401)	$(4,884)	$(7,857)	$(19,323)	$(13,802)	$(2,760)

For the year ended August 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BZM	MHE	MHN		BLJ	BQH	BSE	BFY	BHV
Financial futures contracts:
Average number of contracts purchased	—	—	174	[2]	—	—	—	—	—
Average number of contracts sold	21	27	463		30	42	95	73	18
Average notional value of contracts purchased	—	—	$21,561,937	[2]	—	—	—	—	—
Average notional value of contracts sold	$2,568,223	$3,419,969	$57,997,910		$3,733,648	$5,297,441	$11,912,836	$9,185,082	$2,285,547

[2]	Actual contract amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average weekly net assets except for MHE and MHN, which are based on average daily net assets, at the following annual rates:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Investment advisory fee	0.65%	0.50%	0.55%	0.65%	0.65%	0.55%	0.55%	0.65%

ANNUAL REPORT	AUGUST 31, 2014	73

Notes to Financial Statements (continued)

Average weekly net assets and average daily net assets are the average weekly or the average daily value of each Trust’s total assets minus its total accrued liabilities.

The Manager voluntarily agreed to waive a portion of the investment advisory fees with respect to BZM, at the annual rate as a percentage of the average weekly net assets of 0.05%. For the year ended August 31, 2014, the Manager waived $23,594, which is included in fees waived by Manager in the Statements of Operations.

The Manager, for MHN, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by Manager in the Statements of Operations. For the year ended August 31, 2014, the waiver was $334,117.

Effective June 9, 2014, the Manager voluntarily agreed to waive a portion of the investment advisory fees with respect to BHV, at the annual rate as a percentage of the average weekly net assets of 0.13%. For the year ended August 31, 2014, the Manager waived $11,844, which is included in fees waived by Manager in the Statements of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended August 31, 2014, the amounts waived were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Amounts waived	$408	—	$4,441	$700	$348	$1,085	$1,026	$258

Prior to July 1, 2014, BlackRock Investment Management, LLC (“BIM”), served as a sub-advisor to MHE and MHN and BlackRock Financial Management, Inc. (“BFM”), served as a sub-advisor to all other Trusts. BIM and BFM are affiliates of the Manager. BIM and BFM received for their services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by each Trust to the Manager. Effective July 1, 2014, the sub-advisory agreements between the Manager and BIM, with respect to MHE and MHN were terminated and the sub-advisory agreements with BFM expired.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2014, were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Purchases	$7,413,197	$6,987,973	$117,578,418	$9,172,903	$12,093,006	$34,624,384	$25,071,554	$5,397,255
Sales	$6,831,251	$7,532,825	$142,494,057	$9,692,201	$11,784,918	$34,210,131	$24,862,650	$4,100,482

7. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ U.S. federal tax returns remains open for each of the four years ended August 31, 2014. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application the Trusts’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of August 31, 2014, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses and the expiration of capital loss carryforwards were reclassified to the following accounts:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Paid-in capital	$(3,185)	$(3,481)	$(1,113,164)	$(3,112)	$(24,593)	$(27,102)	$(27,693)	$(2,948)
Undistributed net investment income	$2,601	$11,546	$(132,615)	$3,009	$24,150	$(3,486)	$27,445	$2,032
Accumulated net realized loss	$584	$(8,065)	$1,245,779	$103	$443	$30,588	$248	$916

74	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

		BZM	MHE	MHN	BLJ
Tax-exempt income[1]	8/31/14	$1,679,937	$1,958,629	$28,169,835	$2,266,102
	8/31/13	$1,752,510	$1,969,715	$29,455,195	$2,246,594
Ordinary income[2]	8/31/14	—	—	$81,526	$1,152
	8/31/13	—	$149	$19,211	$1,164
Long-term capital gains	8/31/13	—	—	—	—

Total	8/31/14	$1,679,937	$1,958,629	$28,251,361	$2,267,254

	8/31/13	$1,752,510	$1,969,864	$29,474,406	$2,247,758

		BQH	BSE	BFY	BHV
Tax-exempt income[1]	8/31/14	$2,266,805	$5,044,020	$4,264,019	$1,487,438
	8/31/13	$2,357,279	$5,526,330	$4,527,591	$1,559,733
Ordinary income[2]	8/31/14	—	$2,750	—	—
	8/31/13	$326,379	$5,421	$5,366	$11,332
Long-term capital gains	8/31/13	$322,879	—	—	—

Total	8/31/14	$2,266,805	$5,046,770	$4,264,019	$1,487,438

	8/31/13	$3,006,537	$5,531,751	$4,532,957	$1,571,065

[1]	The Trusts designate these amounts paid during the fiscal year ended August 31, 2014, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends and qualified short-term capital gain dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of August 31, 2014, the tax components of accumulated net earnings were as follows:

	BZM	MHE	MHN	BLJ
Undistributed tax-exempt income	$224,222	$391,237	$3,300,494	$444,381
Undistributed ordinary income	—	—	1,471	10,574
Capital loss carryforwards	(219,412)	(953,765)	(29,089,803)	(386,651)
Net unrealized gains[3]	2,232,272	3,984,912	50,154,181	4,880,265
Qualified late-year losses[4]	(99,891)	(213,302)	(2,722,295)	(43,813)

Total	$2,137,191	$3,209,082	$21,644,048	$4,904,756

	BQH	BSE	BFY	BHV
Undistributed tax-exempt income	$547,221	$346,958	$1,045,824	$184,656
Undistributed ordinary income	736	—	6,605	—
Capital loss carryforwards	(1,554,326)	(5,988,806)	(3,179,806)	(901,785)
Net unrealized gains[3]	5,612,178	10,795,885	10,003,245	3,494,193
Qualified late-year losses[4]	(169,405)	(291,532)	(394,552)	(89,173)

Total	$4,436,404	$4,862,505	$7,481,316	$2,687,891

[3]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the timing and recognition of partnership income, the treatment of residual interests in tender option bond trusts and the deferral of compensation to trustees.

[4]	The Trusts have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2014, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
2015	—	$35,869	$2,782,666	—	—	—	$9,638	—
2016	—	285,683	710,089	—	—	—	383,137	—
2017	—	375,230	4,069,997	—	—	$1,583,452	254,346	—
2018	—	32,672	3,861,956	—	—	1,544,362	357,549	—
2019	$40,297	74	673,531	—	—	—	255,001	$51,866
No expiration date[5]	179,115	224,237	16,991,564	$386,651	$1,554,326	2,860,992	1,920,135	849,919

Total	$219,412	$953,765	$29,089,803	$386,651	$1,554,326	$5,988,806	$3,179,806	$901,785

[5]	Must be utilized prior to losses subject to expiration.

ANNUAL REPORT	AUGUST 31, 2014	75

Notes to Financial Statements (continued)

As of August 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Tax cost	$45,066,200	$47,065,647	$653,211,518	$50,837,595	$60,282,187	$127,427,439	$112,001,214	$34,092,324

Gross unrealized appreciation	$2,247,675	$3,985,217	$51,719,849	$5,500,651	$5,925,451	$11,227,672	$10,626,825	$3,502,866
Gross unrealized depreciation	$(3,810)	$(300)	$(1,281,969)	$(609,619)	$(302,112)	$(423,374)	$(610,891)	$(1,175)

Net unrealized appreciation	$2,243,865	$3,984,917	$50,437,880	$4,891,032	$5,623,339	$10,804,298	$10,015,934	$3,501,691

8. Concentration, Market and Credit Risk:

Each Trust invests a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or U.S. territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of August 31, 2014, BZM invested a significant portion of its assets in securities in the health and education sectors. MHE invested a significant portion of its assets in securities in the education sector, MHN invested a significant portion of its assets in securities in the county/city/special district/school district and transportation sectors, BLJ invested a significant portion of its assets in securities in the transportation and state sectors. BQH and BSE invested a significant portion of their assets in securities in the county/city/special district/school district and education sectors. BFY invested a significant portion of its assets in securities in the county/city/special district/school district sector, and BHV invested a significant portion of its assets in securities in the health sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds,” as defined in the rules. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015. The Volcker Rule may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Trusts. Any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trust. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

76	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (continued)

9. Capital Share Transactions:

Each Trust, except for MHN, is authorized to issue an unlimited number of shares (200 million shares for MHN), all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares and Preferred Shares, except for MHE and MHN, is $0.001 per share ($0.01 for MHE and $0.10 for MHN). The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares, including AMPs, without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended August 31,	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
2014	—	515	—	—	—	—	—	4,549
2013	2,555	3,680	98,145	2,232	8,420	15,168	13,314	4,872

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trusts and distribution of assets upon dissolution or liquidation of the Trusts. The 1940 Act prohibits the declaration of any dividend on the Trusts’ Common Shares or the repurchase of the Trusts’ Common Shares if the Trusts fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, the Trusts are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trusts fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with the approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

The Trusts have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The Trusts are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the Trusts are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of August 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BZM	6/14/12	160	$16,000,000	7/01/42
MHE	6/14/12	185	$18,500,000	7/01/42
MHN	6/30/11	2,436	$243,600,000	7/01/41
BLJ	6/14/12	187	$18,700,000	7/01/42
BQH	9/15/11	221	$22,100,000	10/01/41
BSE	9/15/11	405	$40,500,000	10/01/41
BFY	9/15/11	444	$44,400,000	10/01/41
BHV	6/14/12	116	$11,600,000	7/01/42

The Trusts entered into a fee agreement with the liquidity provider that required a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between BQH, BSE and BFY and the liquidity provider was scheduled to expire on December 4, 2014 and subsequently extended until June 4, 2015, unless renewed or terminated in advance. The fee agreement between MHN and its liquidity provider is scheduled to expire on April 19, 2017 unless renewed or terminated in advance. The fee agreement between BZM, MHE, BLJ and BHV and their liquidity provider is for an approximately three year term and is scheduled to expire on July 9, 2015 unless renewed or terminated in advance.

In the event the fee agreements are not renewed or are terminated in advance, and the Trusts do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The Trusts are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP

ANNUAL REPORT	AUGUST 31, 2014	77

Notes to Financial Statements (continued)

Shares by the liquidity provider, the Trusts are required to begin to segregate liquid assets with each Trust’s custodian to fund the redemption. There is no assurance the Trusts will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, Trusts are required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Trusts. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, the Trusts must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares of MHN, BQH, BSE and BFY were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. The VRDP Shares of BZM, MHE, BLJ and BHV were assigned an initial long-term rating of Aa2 by Moody’s under the new methodology. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of August 31, 2014, the VRDP Shares were assigned a long term rating of Aa2 for BZM, MHN, BLJ, BQH, BSE, BFY and BHV and Aa3 for MHE from Moody’s under its new rating methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of August 31, 2014, the short-term ratings of the liquidity provider and the VRDP Shares for BQH, BSE and BFY were P1, F1 and A1 as rated by Moody’s, Fitch and S&P respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares of MHN were withdrawn by Moody’s, Fitch and/or S&P at the commencement of its special rate period, as described below. No short-term ratings on the VRDP Shares of BZM, MHE, BLJ and BHV were assigned by Moody’s, Fitch and S&P at issuance. Short-term ratings on the VRDP Shares of BZM, MHE, MHN, BLJ, and BHV may be assigned upon termination of the special late period when the VRDP Shares revert to remarketable securities.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value which approximates fair value of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The Trusts that are not in a special rate period may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations.

The annualized dividend rates for the VRDP Shares for the year ended August 31, 2014 were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Rate	1.01%	1.01%	0.52%	1.01%	0.15%	0.15%	0.15%	1.01%

Upon issuance of the VRDP Shares on June 14, 2012, BZM, MHE, BLJ and BHV announced a special rate period for an approximate three-year term ending June 24, 2015 with respect to VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period; however, the VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, BZM, MHE, BLJ and BHV are required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. During the three-year term of the special rate period, BZM, MHE, BLJ and BHV will not pay any liquidity and remarketing fees and instead will pay dividends monthly based on the sum of (Securities Industry and Financial Markets Association) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to VRDP Shares.

If BZM, MHE, BLJ or BHV redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holders of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015 the holder of the VRDP Shares and BZM, MHE, BLJ and BHV may mutually agree to extend the special rate period. If the rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by

78	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (concluded)

qualified institutional investors. No short-term ratings were assigned by Moody’s, Fitch and/or S&P at issuance but will be assigned upon termination of the special rate period when the VRDP Shares revert to remarketable securities.

VRDP Shares issued and outstanding remained constant for the year ended August 31, 2014.

On April 17, 2014, MHN commenced a three-year term ending April 19, 2017 (“special rate period”) with respect to its VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of MHN’s VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing.

The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP Shares are still subject to mandatory redemption by the VRDP Trusts on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, MHN is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MHN will pay liquidity and remarketing fees during the special rate period and will also pay dividends monthly based on the sum of SIFMA Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If MHN redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A+ by Moody’s, Fitch and S&P, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After April 19, 2017, the holder of the VRDP Shares and MHN may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP Shares which were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which are amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend on October 1, 2014 to Common Shareholders of record on September 15, 2014 as follows:

Common Dividend Per Share
BZM	$0.0595
MHE	$0.0625
MHN	$0.0690
BLJ	$0.0745
BQH	$0.0665
BSE	$0.0625
BFY	$0.0700
BHV	$0.0715

Additionally, the Trusts declared a net investment income dividend on October 1, 2014 payable to Common Shareholders of record on October 15, 2014 for the same amounts noted above.

The dividends declared on VRDP Shares for the period September 1, 2014 to September 30, 2014 were as follows:

	Series	Dividends Declared
BZM	W-7	$13,032
MHE	W-7	$15,069
MHN	W-7	$184,402
BLJ	W-7	$15,232
BQH	W-7	$2,198
BSE	W-7	$4,028
BFY	W-7	$4,416
BHV	W-7	$9,448

ANNUAL REPORT	AUGUST 31, 2014	79

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniHoldings New York Quality Fund, Inc. and to the Shareholders and Board of Trustees of: BlackRock Maryland Municipal Bond Trust, BlackRock Massachusetts Tax-Exempt Trust (formerly The Massachusetts Health & Education Tax-Exempt Trust), BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock New York Municipal Income Quality Trust, BlackRock New York Municipal Income Trust II, and BlackRock Virginia Municipal Bond Trust (collectively, the “Trusts”):

We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings New York Quality Fund, Inc., BlackRock Maryland Municipal Bond Trust, BlackRock Massachusetts Tax-Exempt Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock New York Municipal Income Quality Trust, BlackRock New York Municipal Income Trust II, and BlackRock Virginia Municipal Bond Trust, including the related schedules of investments as of August 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of August 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniHoldings New York Quality Fund, Inc., BlackRock Maryland Municipal Bond Trust, BlackRock Massachusetts Tax-Exempt Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock New York Municipal Income Quality Trust, BlackRock New York Municipal Income Trust II, and BlackRock Virginia Municipal Bond Trust, as of August 31, 2014, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

October 23, 2014

80	ANNUAL REPORT	AUGUST 31, 2014

Disclosure of Investment Advisory Agreements

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Maryland Municipal Bond Trust (“BZM”), BlackRock Massachusetts Tax-Exempt Trust (“MHE”), BlackRock MuniHoldings New York Quality Fund, Inc. (“MHN”), BlackRock New Jersey Municipal Bond Trust (“BLJ”), BlackRock New York Municipal Bond Trust (“BQH”), BlackRock New York Municipal Income Quality Trust (“BSE”), BlackRock New York Municipal Income Trust II (“BFY”) and BlackRock Virginia Municipal Bond Trust (“BHV” and together with BZM, MHE, MHN, BLJ, BQH, BSE and BFY, each a “Fund,” and, collectively, the “Funds”) met in person on May 9, 2014 (the “May Meeting”) and June 5-6, 2014 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. At the June Meeting, it was noted that (i) with respect to BZM, BLJ, BQH, BSE, BFY and BHV, the sub-advisory agreement among the Manager, BlackRock Financial Management, Inc. and each Fund would expire effective July 1, 2014, and (ii) with respect to MHE and MHN, the sub-advisory agreement among the Manager, BlackRock Investment Management, LLC and each Fund would expire effective July 1, 2014. It was also noted that the non-renewal of each Fund’s sub-advisory agreement would not result in any change in the nature or quality of services provided to such Fund, or in the portfolio management team that serves such Fund. The Manager is referred to herein as “BlackRock.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Advisory Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Advisory Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Advisory Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including, as applicable, investment management, administrative, and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Advisory Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); investment professional investment in funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the Funds; services provided to the Funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

The Board of each Fund considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, each Fund has redeemed 100% of its outstanding AMPS.

ANNUAL REPORT	AUGUST 31, 2014	81

Disclosure of Investment Advisory Agreements (continued)

Board Considerations in Approving the Advisory Agreements

The Approval Process: Prior to the May Meeting, the Boards requested and received materials specifically relating to the Advisory Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the May Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper1 and a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Advisory Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the May Meeting, the Boards reviewed materials relating to their consideration of the Advisory Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and its Fund for a one-year term ending June 30, 2015. In approving the continuation of the Advisory Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

82	ANNUAL REPORT	AUGUST 31, 2014

Disclosure of Investment Advisory Agreements (continued)

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the May Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in that Fund’s applicable Lipper category and the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of each of BZM and BHV noted that for each of the one-, three- and five-year periods reported, its respective Fund ranked first out of two funds against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BZM and BHV in that it measures a blend of total return and yield.

The Board of MHE noted that for each of the one-, three- and five-year periods reported, MHE ranked in the first quartile against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MHE in that it measures a blend of total return and yield.

The Board of MHN noted that for the one-, three- and five-year periods reported, MHN ranked in the first, first and second quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MHN in that it measures a blend of total return and yield.

The Board of BLJ noted that for the one-, three- and five-year periods reported, BLJ ranked in the third, first and second quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BLJ that it measures a blend of total return and yield. The Board of BLJ and BlackRock reviewed and discussed the reasons for BLJ’s underperformance during the one-year period and noted that they will monitor BLJ’s performance.

The Board of BQH noted that for the one-, three- and five-year periods reported, BQH ranked in the fourth, third and third quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BQH in that it measures a blend of total return and yield. The Board of BQH and BlackRock reviewed and discussed the reasons for BQH’s underperformance during these periods. BQH’s Board was informed that, among other things, duration positioning was a negative contributor to one-year performance. For the three- and five-year periods, underperformance continues to suffer from BQH’s total return during 2011. During that time, BQH’s longer dated holdings exhibited short durations due to their shorter, now in the money, call features. While helping to provide a competitive distribution yield, these higher coupon and older bonds were negatively impacted by their shorter effective maturities. This limited BQH’s upside appreciation and resulted in a reduced total return.

The Board of BSE noted that for the one-, three- and five-year periods reported, BSE ranked in the third, fourth and third quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BSE in that it measures a blend of total return and yield. The Board of BSE and BlackRock reviewed and discussed the reasons for BSE’s underperformance during these periods. BSE’s Board was informed that, among other things, the one-year performance was impacted by BSE’s longer duration positioning during the year’s most recent Federal Reserve induced increase in yields. BSE’s underperformance over the long-term is driven by the yield, which is impacted by BSE’s long-running below average income.

The Board of BFY noted that for each of the one-, three- and five-year periods reported, BFY ranked in the third quartile against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BFY in that it measures a blend of total return and yield. The Board of BFY and BlackRock reviewed and discussed the reasons for BFY’s underperformance during these periods. BFY’s Board was informed that, among other things, the total return of BFY for the one-year period has negatively impacted the composite return during each of the time periods. The one-year total return reflects the portfolio’s longer duration positioning during the year’s most recent Federal Reserve induced increase in yields.

BlackRock and the Board of each of BQH, BSE and BFY also discussed BlackRock’s strategy for improving its respective Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to improve the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment

ANNUAL REPORT	AUGUST 31, 2014	83

Disclosure of Investment Advisory Agreements (continued)

related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2013 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board of BZM noted that BZM’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to BZM’s Expense Peers. The Board of BZM determined that BZM’s actual management fee rate was appropriate in light of the median actual management fee rate paid by BZM’s Expense Peers. In addition, the Board noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by BZM, which was implemented on June 6, 2013. After discussions between the Board of BZM, including the Independent Board Members, and BlackRock, BZM’s Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver, which will result in savings to shareholders.

The Board of each of MHE, MHN and BSE noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers.

The Board of BLJ noted that BLJ’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to BLJ’s Expense Peers.

The Board of BQH noted that BQH’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to BQH’s Expense Peers. The Board of BQH determined that BQH’s total expense ratio was appropriate in light of the median total expense ratio paid by BQH’s Expense Peers.

The Board of BFY noted that BFY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to BFY’s Expense Peers.

The Board of BHV noted that BHV’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to BHV’s Expense Peers. After discussion between the Board of BHV, including the Independent Board Members, and BlackRock, BHV’s Board and BlackRock agreed to a voluntary advisory fee waiver. This waiver, which will result in savings to shareholders, became effective on June 9, 2014.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

84	ANNUAL REPORT	AUGUST 31, 2014

Disclosure of Investment Advisory Agreements (concluded)

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Advisory Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that their Fund’s fees and expenses are too high or if they are dissatisfied with the performance of their Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and its Fund for a one-year term ending June 30, 2015. Based upon their evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Advisory Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Advisory Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	AUGUST 31, 2014	85

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agents will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BZM, BLJ, BQH, BSE, BFY and BHV that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MHE and MHN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

86	ANNUAL REPORT	AUGUST 31, 2014

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Richard E. Cavanagh 1946	Chairman of the Board and Trustee	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	82 RICs consisting of 82 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	82 RICs consisting of 82 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co. Inc.
Michael J. Castellano 1946	Trustee and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010. Trustee, Domestic Church Media Foundation since 2012.	82 RICs consisting of 82 Portfolios	None
Frank J. Fabozzi[4] 1948	Trustee and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 237 Portfolios	None
Kathleen F. Feldstein 1941	Trustee	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	82 RICs consisting of 82 Portfolios	The McClatchy Company (publishing)
James T. Flynn 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	82 RICs consisting of 82 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College since 2000; Director, Ducks Unlimited, Inc. (conservations) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	82 RICs consisting of 82 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	82 RICs consisting of 82 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

ANNUAL REPORT	AUGUST 31, 2014	87

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
W. Carl Kester 1951	Trustee and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	82 RICs consisting of 82 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Trustees by action of a majority of the Trustees upon finding good cause thereof. In 2013, the Board of Trustees unanimously approved further extending the mandatory retirement age for James T. Flynn by one additional year which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75. Mr. Flynn turns 75 in 2014.

[3]    Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

[4] Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.
Interested Trustees[5]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer from 1998 to 2005.	144 RICs consisting of 330 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 330 Portfolios.	None

[5]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Interested Trustees of the BlackRock Closed-End Complex serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof.

88	ANNUAL REPORT	AUGUST 31, 2014

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013, Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.
Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trusts serve at the pleasure of the Board.

Effective June 6, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Trusts and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trusts.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians State Street Bank and Trust Company[1] Boston, MA 02110 The Bank of New York Mellon[2] New York, NY 10286	VRDP Tender and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Liquidity Providers Bank of America, N.A.[2] New York, NY 10036 Citibank, N.A.[3] New York, NY 10179 Barclays Bank PLC[4] New York, NY 10019	VRDP Remarketing Agents Merrill Lynch, Pierce, Fenner & Smith Incorporated[2] New York, NY 10036 Citigroup Global Markets, Inc.[3] New York, NY 10179 Barclays Capital, Inc.[4] New York, NY 10019

Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Transfer Agent Common Shares Computershare Trust Company, N.A. Canton, MA 02021		Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

[1] For all Trusts except MHN. [2] For MHN. [3] For BZM, MHE, BLJ and BHV. [4] For BQH, BSE and BFY.				Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

ANNUAL REPORT	AUGUST 31, 2014	89

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2014 for shareholders of record on June 3, 2014 to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class I Trustees as follows:

	Paul L. Audet			Michael J. Castellano			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BZM	1,937,717	10,407	0	1,936,694	11,430	0	1,938,061	10,063	0
BLJ	1,702,273	163,873	0	1,707,321	158,825	0	1,694,455	171,691	0
BSE	4,934,612	505,112	0	4,936,575	503,149	0	5,009,115	430,609	0
BQH	2,317,989	131,292	0	2,320,244	129,037	0	2,310,276	139,005	0
BFY	4,264,109	103,724	0	4,264,109	103,724	0	4,237,349	130,484	0
BHV	1,441,962	33,230	0	1,443,971	31,221	0	1,430,099	45,093	0
	W. Carl Kester¹
	Votes For	Votes Withheld	Abstain
BZM	160	0	0
BLJ	187	0	0
BSE	305	0	0
BQH	221	0	0
BFY	444	0	0
BHV	116	0	0

¹	Voted on by holders of preferred shares only.

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris and Karen P. Robards.

Approved the Trustees as follows:

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MHN	25,579,988	935,476	0	25,607,552	907,912	0	25,614,954	900,510	0
MHE	2,087,358	90,893	0	2,087,358	90,893	0	2,084,510	93,740	0
	Frank J. Fabozzi[2]			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MHN	2,436	0	0	25,101,846	1,413,618	0	25,202,580	1,312,884	0
MHE	185	0	0	2,084,120	94,130	0	2,079,920	98,331	0
	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MHN	25,583,256	932,208	0	25,226,396	1,289,068	0	25,469,233	1,046,231	0
MHE	2,087,358	90,893	0	2,077,692	100,558	0	2,077,599	100,651	0
	W. Carl Kester[2]			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MHN	2,436	0	0	25,537,605	977,859	0
MHE	185	0	0	2,080,989	97,261	0

[2]	Voted on by holders of preferred shares only.

90	ANNUAL REPORT	AUGUST 31, 2014

Additional Information (continued)

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

ANNUAL REPORT	AUGUST 31, 2014	91

Additional Information (concluded)

Shelf Offering Program

From time-to-time, each Trust may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Trust may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Trust’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Trust to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market. The Trusts have not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Trust Common Shares and is not a solicitation of an offer to buy Trust Common Shares. If a Trust files a registration statement with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about the Trust and should be read carefully before investing.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

92	ANNUAL REPORT	AUGUST 31, 2014

This report is intended for existing shareholders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-STMUNI-8-8/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4	– Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal Income Trust II	$29,463	$28,763	$0	$0	$8,800	$8,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal Income Trust II	$8,800	$8,800

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

   Michael Castellano

   Frank J. Fabozzi

   James T. Flynn

   W. Carl Kester

   Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2014.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Timothy Browse, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each of the foregoing professionals is a member of BlackRock’s municipal tax-exempt management group and is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Browse, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006.

Portfolio Manager	Biography
Timothy Browse	Director of BlackRock since 2008; Vice President of BlackRock from 2006 to 2007; Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006.
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of August 31, 2014:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Timothy Browse	11	0	0	0	0	0
	$3.00 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	64	0	0	0	0	0
	$26.90 Billion	$0	$0	$0	$0	$0
Walter O’Connor	64	0	0	0	0	0
	$26.90 Billion	$0	$0	$0	$0	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc. its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2014:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2014.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2014.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Timothy Browse	None
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal Income Trust II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Income Trust II

Date: November 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Income Trust II

Date: November 3, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal Income Trust II

Date: November 3, 2014